                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                          CASH ACCUMULATION TRUST
                      PRUDENTIAL CORE INVESTMENT FUND
             PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
                 PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
                      SPECIAL MONEY MARKET FUND, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                            CASH ACCUMULATION TRUST
                               LIQUID ASSETS FUND
                           NATIONAL MONEY MARKET FUND
                        PRUDENTIAL CORE INVESTMENT FUND
                          TAXABLE MONEY MARKET SERIES
               PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
                        SPECIAL MONEY MARKET FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                            ------------------------


                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                 APRIL 29, 2003


                            ------------------------

Dear Shareholder:

    I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of each of the Funds identified above is scheduled for July 2, 2003. This package contains information about the proposals and includes materials you will need to vote.

    The Boards of Directors/Trustees of each Fund have reviewed the proposals and have recommended that the proposals be presented to you for consideration. Although the Directors/Trustees have determined that the proposals are in your best interest, the final decision is yours.

    Shareholders of each Fund are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for all of the Funds listed above. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Fund.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.


    If you have any questions before you vote, please call us at 1-866-665-7684. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.


                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on five primary issues:


    - to elect a new Board of Directors or Trustees,


    - to permit the Fund's Manager to enter into or make material changes to your Fund's subadvisory agreements without shareholder approval,

    - to approve a new management agreement with your Fund's Manager,

    - to approve changes to your Fund's fundamental investment restrictions, and


    - to approve amendments to the articles of incorporation or declaration of trust for your Fund.


Q.  WHY AM I RECEIVING PROXY INFORMATION FOR A FUND THAT I DO NOT OWN?

A. Shareholders of all of the Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q.  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MAILING?

A. You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account--for example, in an individual account and in an IRA--you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q.  ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. Yes. The Boards of each of the Funds have nominated for election Independent and Interested Directors or Trustees. Most of the nominees already serve as Directors or Trustees on some, but not all of the Funds in the Prudential mutual fund complex.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A. No. The rate of the management fees charged to each Fund will not change as a result of any of the proposed changes.

Q. WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' OR TRUSTEES' FEES FOR A FUND?


A. No. Although the number of Independent Directors or Trustees of most of the Funds, with the exception of Prudential Global Total Return Fund, Inc. will increase from 6 to 8, the aggregate amount of fees paid by the Funds will not increase, because the same Independent Directors or Trustees have been elected to the Boards of the American Skandia Funds, which will share in paying the fees.


Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated. The Boards also believe that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A.  No.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?


A. The Boards do not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of any Fund's investment portfolio. The changes will allow each Fund greater flexibility to respond to investment opportunities and permit the Boards to make changes in the future that they consider desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.


Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. The number of votes needed to approve each Proposal differs, due to different requirements imposed by federal and state laws. The descriptions of each Proposal in the enclosed proxy statement identify the number of votes required for each Fund to approve each Proposal.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the joint shareholder meeting at 11 a.m. on July 2, 2003, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HAS EACH FUND'S BOARD APPROVED THE PROPOSALS?

    Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is April 11, 2003.

Q.  HOW DO I VOTE MY SHARES?


A. You may vote in any of several different ways. You may vote by attending the Meeting scheduled for July 2, 2003, or you can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at 1-866-665-7684.


    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President" underneath the name of the company.

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                            CASH ACCUMULATION TRUST
                               LIQUID ASSETS FUND
                           NATIONAL MONEY MARKET FUND
                        PRUDENTIAL CORE INVESTMENT FUND
                          TAXABLE MONEY MARKET SERIES
               PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
                        SPECIAL MONEY MARKET FUND, INC.


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                  JULY 2, 2003

                            ------------------------

TO OUR SHAREHOLDERS:


    Joint meetings of the shareholders of each of the above-listed Funds (each, a Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on
July 2, 2003 at 11 a.m. Eastern Daylight Time. The purpose of the Meetings is to consider and act upon the following proposals:


    1.  To elect 10 Directors or Trustees.

    2. To permit PI to enter into or make material changes to subadvisory agreements without shareholder approval.

    3.  To approve new management agreements between each of the Funds and PI.

    4. To approve changes to each Funds' fundamental investment restrictions or policies, relating to the following:

       (a) fund diversification;

       (b) issuing senior securities, borrowing money or pledging assets;

       (c) buying and selling real estate;

       (d) buying and selling commodities and commodity contracts;

       (e) fund concentration;

       (f) making loans; and

       (g) other investment restrictions, including investing in securities of other investment companies.


    5. To approve amendments to the articles of incorporation or declaration of trust for each of the Funds.



    For Special Money Market Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., and Prudential Global Total Return Fund, Inc., the Meeting will be the Fund's annual meeting. For Cash Accumulation Trust, and Prudential Core Investment Fund, the Meeting will be a Special Meeting.

    You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on April 11, 2003. If you attend a Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

By order of the Boards,


/s/ Jonathan D. Shain                          /s/ Maria Master

Jonathan D. Shain                              Maria Master
SECRETARY                                      SECRETARY
Cash Accumulation Trust                        Prudential Global Total Return Fund, Inc.
Prudential Core Investment Fund
Prudential Institutional Liquidity Portfolio,
Inc.
Special Money Market Fund, Inc.



Dated: April 29, 2003.


PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL.

                            CASH ACCUMULATION TRUST
                               LIQUID ASSETS FUND
                           NATIONAL MONEY MARKET FUND
                        PRUDENTIAL CORE INVESTMENT FUND
                          TAXABLE MONEY MARKET SERIES
               PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
                        SPECIAL MONEY MARKET FUND, INC.


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON JULY 2, 2003

                            ------------------------


    This proxy statement is being furnished to holders of shares of each of the above-listed investment companies and their series (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on July 2, 2003, at 11 a.m., Eastern Daylight Time, or at any adjournment or adjournments thereof. For each of Special Money Market Fund, Inc., Prudential Tax-Free Money
Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., and Prudential Global Total Return Fund, Inc., the Meeting will be an annual meeting. For Cash Accumulation Trust, and Prudential Core Investment Fund, the Meeting will be a special meeting. This proxy statement is being first mailed to shareholders on or about April 29, 2003.



    Each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Each of Special Money Market Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., and Prudential Global Total Return Fund, Inc., is organized as a Maryland corporation. Cash Accumulation Trust is organized as a Massachusetts business trust. Prudential Core Investment Fund is organized as a Delaware statutory trust. The shares of common stock of each of Special Money Market Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., and Prudential Global Total Return Fund, Inc. and the shares of beneficial interest of Cash Accumulation Trust, and Prudential Core Investment Fund are referred to as "Shares," the holders of the Shares are "Shareholders," each Fund's board of directors or trustees is referred to as a "Board" and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be (collectively referred to as Directors). A listing of the formal name for each Fund and the abbreviated name for each Fund that is used in this proxy statement is set forth below.



                                                                     ABBREVIATED
FUND NAME                                                               NAME
---------                                                     -------------------------
Cash Accumulation Trust.....................................  CAT
    Liquid Assets Fund......................................
    National Money Market Fund..............................
Special Money Market Fund, Inc..............................  Special Money
Prudential Institutional Liquidity Portfolio, Inc...........  PILP
Prudential Core Investment Fund.............................  Core
    Taxable Money Market Series.............................
Prudential Global Total Return Fund, Inc....................  Global Total Return

    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under a management agreement with each Fund (each, a Management Agreement). Investment advisory services have been provided to the Funds by PI through its affiliate, Prudential Investment Management, Inc. (PIM or Subadviser), Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM serves as subadviser to each of the Funds.

    PIM is a wholly-owned indirect subsidiary of Prudential Financial, Inc. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately
$86.1 billion. Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                               VOTING INFORMATION

    In the case of all of the Funds except PILP and Core, the presence, in person or by proxy, of a majority of the Shares of a Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of that Fund. In the case of PILP, a quorum is one-third of the shares outstanding and entitled to vote, and for Core, a quorum is forty percent (40%) of the shares outstanding and entitled to vote.

    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of the adjournment of that proposal and will vote those proxies required to be voted AGAINST any Proposal against the adjournment of that Proposal. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority or plurality of the votes cast on such matters (including proposed adjournments on such matters), will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding (including proposed adjournments on such matters), an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1 (or proposed adjournments on Proposal No. 1), for which the required vote is a plurality of the votes cast, but effectively will be a vote against the other Proposals (or proposed adjournments on the other Proposals), which require approval of a majority of the outstanding voting securities under the 1940 Act or applicable state law.


    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining Proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    The close of business on April 11, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:


FUND                      CLASS A         CLASS B        CLASS C      CLASS Z           I              TOTAL
----                   --------------   ------------   -----------   ----------   --------------   --------------
CAT
  Liquid Assets......     391,095,029             --            --           --               --      391,095,029
  National Money
    Market...........     266,801,607             --            --           --               --      266,801,607
Special Money........       2,848,125    208,666,024    20,346,381    2,112,971               --      233,973,501
PILP.................     433,072,992             --            --           --    1,702,078,753    2,135,151,745
Core.................   6,285,556,387             --            --           --               --    6,285,556,387
Global Total Return..      28,917,606      1,098,802       106,094      643,551               --       30,766,053



    None of the Proposals require separate voting by class, although for all proposals except Proposal No. 1, shares of the Liquid Assets Fund Series of CAT and shares of the National Money Market Fund Series of CAT will be voted separately. Each Share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of the Fund as of April 11, 2003. A listing of persons who owned beneficially 5% or more of any class of the Shares of a Fund as of April 11, 2003 is contained in Exhibit A.


    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF A FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE,
100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each Proposal is discussed below in connection with each Proposal.

    Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

                         TO ELECT DIRECTORS OR TRUSTEES
                                 PROPOSAL NO. 1

DISCUSSION

    The Board of each Fund has nominated the 10 individuals identified below for election to each Fund's Board. Pertinent information about each nominee is set forth in the listing below. Each of the nominees has indicated a willingness to serve if elected. All but one of the nominees currently serve as Directors or Trustees on some, but not all of the funds in the Prudential retail mutual fund complex. The remaining nominee, David E. A. Carson, currently does not serve as a Director or Trustee for any of the funds in the Prudential retail mutual fund complex, but serves as a Trustee of the American Skandia Trust and a Director of the American Skandia Advisor Funds, Inc.

    Because many of the other funds within the Prudential retail mutual fund complex are also asking shareholders to elect the same individuals, if the Shareholders of each of these Funds elect each nominee, most of the Funds within the Prudential retail mutual fund complex will be overseen by a common Board. As part of the creation of a common Board, certain individuals currently serving as Directors or Trustees of each Fund have not been nominated for election. Each of the current Directors or Trustees of each Fund who have not been nominated have announced their intention to resign their positions if Shareholders elect the nominees. Each of the Nominees have announced their intention to serve on the Board if elected by Shareholders.


    Each Fund's current Directors or Trustees believes that creating a common Board is in the best interests of each Fund. The principal reasons for adding these individuals are:

    - to bring additional experience and diversity of viewpoints to the Board;

    - to bring the benefit of experience derived from service on the boards of the other Prudential mutual funds;

    - to promote continuity on the Board; and

    - to achieve efficiencies and coordination in operation, supervision and oversight of the Funds which may be derived from having the same individuals serve on the Board of each of the Prudential retail mutual funds.

    If elected, all nominees will hold office until the earlier to occur of
(a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy or (c) until they resign or are removed as permitted by law. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.


    Board Members who are not "interested" persons of a Fund (as defined in the 1940 Act) are referred to as Independent Board Members or Independent Directors. Board Members who are interested persons of a Fund are referred to as Interested Board Members or Interested Directors.


    Currently, each Independent Director who serves on the Board of a Fund is paid annual fees as set forth below for his or her service on the Board of each Fund. Directors' fees are allocated among all of the Funds in a "cluster" based on their proportionate net assets. In addition, an Independent Board Member who serves on the Executive Committee is paid by the Funds in the cluster an annual aggregate fee of $8,000 and an Independent Board Member who chairs the Audit or Nominating Committee is paid by those Funds an annual aggregate fee of $2,000 per Committee. Interested Directors will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Fund's Board.

    None of the nominees is related to one another. None of each Fund's Independent Directors or persons nominated to become Independent Directors owns shares of Prudential Financial, Inc. or its affiliates. The business experience and address of each nominee for Independent Director and each nominee for Interested Director, as well as information regarding their service on other mutual funds in the Prudential mutual fund complex is as follows:

                     PROPOSED INDEPENDENT DIRECTOR NOMINEES


                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                 TERM OF                                 FUND COMPLEX
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE          EACH FUND      TIME SERVED     DURING PAST FIVE YEARS      DIRECTOR            FOR DIRECTOR
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
David E. A. Carson (68)       None                 --         Director (January 2000 to      None        Director of United
People's Bank                                                 May 2000), Chairman                        Illuminating and UIL
1 Financial Plaza                                             (January 1999 to December                  Holdings, a utility
Second Floor                                                  1999), Chairman and Chief                  company, since May 1993.
Hartford, CT 06103                                            Executive Officer
                                                              (January 1998 to December
                                                              1998) and President,
                                                              Chairman and Chief
                                                              Executive Officer (1983
                                                              to December 1997) of
                                                              People's Bank.

Robert E. La Blanc (69)       CAT: Trustee     Since 1997     President (since 1981) of       77         Director of Storage
                              Special          Since 1996     Robert E. La Blanc                         Technology Corporation
                              Money:                          Associates, Inc.                           (technology) (since
                              Director                        (telecommunications);                      1979), Chartered
                              PILP:            Since 1996     formerly General Partner                   Semiconductor
                              Director                        at Salomon Brothers and                    Manufacturing, Ltd.
                              Core: Trustee    Since 1999     Vice-Chairman of                           (Singapore) (since 1998),
                              Global Total                    Continental Telecom.                       Titan Corporation
                              Return: None         --         Trustee of Manhattan                       (electronics, since
                                                              College.                                   1995), Computer
                                                                                                         Associates International,
                                                                                                         Inc. (since 2002)
                                                                                                         (software company);
                                                                                                         Director (since 1999) of
                                                                                                         First Financial
                                                                                                         Fund, Inc. and Director
                                                                                                         (since April 1999) of The
                                                                                                         High Yield Plus
                                                                                                         Fund, Inc.

Douglas H. McCorkindale (63)  CAT: None            --         Chairman (since February        77         Director of Gannett
                              Special              --         2001), Chief Executive                     Co., Inc., Director of
                              Money: None                     Officer (since June 2000)                  Continental
                              PILP: None           --         and President (since                       Airlines, Inc. (since
                              Core: None           --         September 1997) of                         May 1993), Director of
                              Global Total     Since 1996     Gannett Co. Inc.                           Lockheed Martin Corp.
                              Return:                         (publishing and media);                    (aerospace and defense)
                              Director                        formerly Vice Chairman                     (since May 2001);
                                                              (March 1984-May 2000) of                   Director of the High
                                                              Gannett Co. Inc.                           Yield Plus Fund, Inc.
                                                                                                         (since 1996).

Stephen P. Munn (60)          CAT: None            --         Chairman of the Board           72         Chairman of the Board
                              Special              --         (since 1994) and formerly                  (since January 1994) and
                              Money: None                     Chief Executive Officer                    Director (since 1988) of
                              PILP: None           --         (1998-2001) and President                  Carlisle Companies
                              Core: None           --         of Carlisle Companies                      Incorporated
                              Global Total     Since 1996     Incorporated.                              (manufacturer of
                              Return:                                                                    industrial products);
                              Director                                                                   Director of Gannett
                                                                                                         Co., Inc. (publishing and
                                                                                                         media).

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                 TERM OF                                 FUND COMPLEX
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE          EACH FUND      TIME SERVED     DURING PAST FIVE YEARS      DIRECTOR            FOR DIRECTOR
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
Richard A. Redeker (59)       CAT: None            --         Formerly Management             72
                              Special              --         Consultant of
                              Money: None                     Invesmart, Inc. (August
                              PILP: None           --         2001-October 2001);
                              Core: None           --         formerly employee of
                                                              Prudential Investments
                                                              (October 1996-December
                                                              1998).

                              Global Total    Since 1993
                              Return:
                              Director

Robin B. Smith (63)           CAT: Trustee    Since 1997      Chairman of the Board           69         Director of BellSouth
                                                              (since January 2003) of                    Corporation (since 1992)
                              Special         Since 1996      Publishers Clearing House                  and Kmart Corporation
                              Money:                          (direct marketing),                        (retail) (since 1996).
                              Director                        formerly Chairman and
                              PILP:           Since 1987      Chief Executive Officer
                              Director                        (August 1996-January
                              Core: Trustee   Since 1999      2003) of Publishers
                                                              Clearing House.

                              Global Total    Since 1996
                              Return:
                              Director

Stephen Stoneburn (59)        CAT: Trustee     Since 1997     President and Chief             75
                              Special          Since 1989     Executive Officer (since
                              Money:                          June 1996) of Quadrant
                              Director                        Media Corp. (a publishing
                              PILP:            Since 1996     company); formerly
                              Director                        President (June 1995-June
                              Core: Trustee    Since 1999     1996) of Argus Integrated
                              Global Total                    Media, Inc.; Senior Vice
                              Return: None         --         President and Managing
                                                              Director (January
                                                              1993-1995) of Cowles
                                                              Business Media and Senior
                                                              Vice President of
                                                              Fairchild Publications,
                                                              Inc (1975-1989).

Clay T. Whitehead (64)        CAT: Trustee    Since 1999      President (since 1983) of       94         Director (since 2000) of
                              Special         Since 1999      National Exchange Inc.                     First Financial Fund,
                              Money:                          (new business development                  Inc. and Director (since
                              Director                        firm).                                     2000) of The High Yield
                              PILP:           Since 1999                                                 Plus Fund, Inc.
                              Director

                              Core: Trustee   Since 1999

                              Global Total    Since 1996
                              Return:
                              Director

                     PROPOSED INTERESTED DIRECTOR NOMINEES


                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                 TERM OF                                 FUND COMPLEX
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE          EACH FUND      TIME SERVED     DURING PAST FIVE YEARS      DIRECTOR            FOR DIRECTOR
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
Judy A. Rice (55)             President and   Director or     President, Chief                98
                              Director or     Trustee for     Executive Officer, Chief
                              Trustee         all Funds       Operating Officer and
                                              since 2000.     Officer-In-Charge (since
                                              President of    2003) of PI; formerly
                                              all Funds       various positions to
                                              since 2003.     Senior Vice President
                                                              (1992-1999) of Prudential
                                                              Securities Incorporated
                                                              (PSI); and various
                                                              positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney;
                                                              Member of Board of
                                                              Governors of the Money
                                                              Management Institute.

Robert F. Gunia (56)          Vice            CAT: Since      Executive Vice President        116        Vice President and
                              President and   1997            and Chief Administrative                   Director (since May 1989)
                              Director or     Special         Officer (since June 1999)                  and Treasurer (since
                              Trustee         Money: Since    of PI; Executive Vice                      1999) of The Asia Pacific
                                              1996            President and Treasurer                    Fund, Inc.
                                              PILP: Since     (since January 1996) of
                                              1996            PI; President (since
                                              Core: Since     April 1999) of Prudential
                                              1999            Investment Management
                                              Global Total    Services LLC (PIMS);
                                              Return: Since   Corporate Vice President
                                              1996            (since September 1997) of
                                                              The Prudential Insurance
                                                              Company of America;
                                                              formerly Senior Vice
                                                              President (March 1987-May
                                                              1999) of PSI; formerly
                                                              Chief Administrative
                                                              Officer (July
                                                              1989-September 1996),
                                                              Director (January
                                                              1989-September 1996) and
                                                              Executive Vice President,
                                                              Treasurer and Chief
                                                              Financial Officer (June
                                                              1987-December 1996) of
                                                              Prudential Mutual Fund
                                                              Management, Inc. (PMF).


------------------------
* Unless otherwise indicated, the address of each nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

    The following tables set forth the dollar range of Fund securities held by each nominee as of December 31, 2002. The tables also include the aggregate dollar range of securities held by each nominee in all funds in the Fund Complex overseen by that nominee as of December 31, 2002.

             NOMINEE SHARE OWNERSHIP TABLE -- INDEPENDENT DIRECTORS


                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
David E. A. Carson................  None                                  None
Robert E. La Blanc................  All other Funds: None                 Over $100,000
Douglas H. McCorkindale...........  Global Total Return:                  Over $100,000
                                    $10,001-$50,000
                                    All other Funds: None
Stephen P. Munn...................  Global Total Return:                  Over $100,000
                                    $10,001-$50,000
                                    All other Funds: None
Richard A. Redeker................  None                                  Over $100,000
Robin B. Smith....................  CAT -- Liquid Assets Fund: Over       Over $100,000
                                    $100,000
                                    Global Total Return: Over $100,000
                                    PILP: $50,001-$100,000
                                    Special Money: $10,001-$50,000
                                    All Other Funds: None
Stephen Stoneburn.................  All other Funds: None                 Over $100,000
Clay T. Whitehead.................  All other Funds: None                 Over $100,000


             NOMINEE SHARE OWNERSHIP TABLE -- INTERESTED DIRECTORS

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
Judy A. Rice                        CAT -- Liquid Assets Fund:            Over $100,000
                                    $10,001-$50,000
                                    All other Funds: None
Robert F. Gunia...................  All other Funds: None                 Over $100,000

    None of the nominees for Independent Director, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2002.

    The following table sets forth information describing the aggregate compensation paid by each Fund for each Fund's most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2002 to each of the nominees for his/her services:


               COMPENSATION PAID TO INDEPENDENT DIRECTOR NOMINEES



                                                                                                         TOTAL 2002
                                                                   PENSION OR                           COMPENSATION
                                                              RETIREMENT BENEFITS      ESTIMATED        FROM FUND AND
NAME OF INDEPENDENT                AGGREGATE COMPENSATION      ACCRUED AS PART OF   ANNUAL BENEFITS   FUND COMPLEX PAID
DIRECTOR NOMINEE, POSITION(1)          FROM EACH FUND            FUND EXPENSES      UPON RETIREMENT      TO NOMINEES
-----------------------------   ----------------------------  --------------------  ---------------  -------------------
David E. A. Carson              None                                  None               None        None

Robert E. La Blanc -- Director  CAT: $3,209                           None               None        $137,250 (20/77)(3)
                                Special Money: $1,400
                                PILP: $4,175
                                Core: $7,271

Douglas H. McCorkindale(2) --   Global Total Return: $1,300           None               None        $115,000 (18/77)(3)
 Director

Stephen P. Munn -- Director     Global Total Return: $1,300           None               None        $118,000 (23/72)(3)

Richard A. Redeker --           Global Total Return: $1,300           None               None        $120,500 (23/72)(3)
 Director

Robin B. Smith(2) -- Director   CAT: $3,169                           None               None        $120,500 (26/69)(3)
                                Special Money: $1,421
                                PILP: $4,409
                                Core: $6,580
                                Global Total Return: $1,300

Stephen Stoneburn -- Director   CAT $3,221                            None               None        $120,250 (18/75)(3)
                                Special Money: $1,417
                                PILP: $4,292
                                Core: $7,212

Clay T. Whitehead -- Director   CAT: $3,167                           None               None        $196,750 (32/94)(3)
                                Special Money: $1,400
                                PILP: $4,175
                                Core: $6,713
                                Global Total Return: $1,300


------------------------
(1) Interested Directors do not receive any compensation from the Funds or the Fund Complex.

(2) Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of the Directors, in total or in part, under the Funds' deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $138,574, $58,669, $134,555, $164,629 and $67,374 for
    Messrs. Dorsey, McCorkindale, McDonald, Mooney, and Ms. Smith, respectively.


(3) Indicates number of funds/portfolios in Fund Complex (including Fund) to which aggregate compensation relates. The Fund Complex consists of 45 funds and 117 portfolios.



    If elected, the directors will hold office generally without limit except that (a) any director may resign; (b) any director may be removed by the holders of not less than a majority of the Fund's outstanding capital stock entitled to be cast in the election of directors (or the holders of not less than two-thirds of the shares of Core); and (c) each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Board, the remaining directors will fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders.

    The Board of each Fund, which is currently composed of three Interested Directors and six Independent Directors, with the exception of Global Total Return, which has three Interested Directors and ten Independent Directors, met four times during the twelve months ended December 31, 2002. Each incumbent director attended each of these meetings, with the exception of Ms. Smith, who attended three meetings. It is expected that the directors will meet at least four times a year at regularly scheduled meetings.


    Each Fund has an Audit Committee, which is composed entirely of independent directors, and normally meets four times a year, or as required, in conjunction with the meetings of the Board of Directors. Exhibit B sets forth the charter for each Fund's Audit Committee. Among other things, each Fund's Audit Committee has the following responsibilities:



    - Recommending to the Board of Directors of each Fund the selection, retention or termination, as appropriate, of the independent accountants of the Fund.



    - Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.



    - Reviewing audited annual financial statements including any adjustments to those statements recommended by the independent accountants, and any significant issues that arose in connection with the preparation of those financial statements.


    - Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.


    - Generally acting as a liaison between the independent accountants and the Board of Directors.



    For each Fund except Global Total Return, the members of each Fund's Audit and Nominating Committees are Delayne Dedrick Gold, Robert E. La Blanc,
Robin B. Smith, Stephen Stoneburn, Nancy H. Teeters, and Clay T. Whitehead. For Global Total Return, the members of the Audit and Nominating Committees are Saul K. Fenster, Delayne Dedrick Gold, Douglas H. McCorkindale, W. Scott McDonald, Jr., Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis A. Weil, III, and Clay T. Whitehead. During the twelve months ended December 31, 2002, the Audit Committee of each Fund met four times.



    The firm of PricewaterhouseCoopers LLP (PwC), 1177 Avenue of the Americas, New York, NY 10036, is the independent public accountant for each Fund. Each Fund's audit committee recommended, and the Board of each Fund (including a majority of the Independent Directors) approved, the selection of PwC as the Fund's independent public accountant for the Fund's current fiscal year. Representatives of PwC are not expected to be present at the Meetings.


AUDIT FEES


    PwC received the following fees for its services to the Funds in connection with the audit of each Fund's annual financial statements for each Fund's most recently completed fiscal year.



FUND                                                          AUDIT FEES
----                                                          ----------
CAT
  Liquid Assets Fund........................................    $29,000
  National Money Market Fund................................    $29,000
Core........................................................    $29,000
PILP........................................................    $25,000
Special Money...............................................    $27,000
Global Total Return.........................................    $42,000

    PwC billed no fees to the Funds or to PI or any entity controlling, controlled by or under common control with the Funds that provided services to the Funds in connection with financial information systems design and implementation, for each Fund's most recently completed fiscal year.



    The aggregate fees billed by PwC for services rendered to each Fund's Manager and any entity controlling, controlled by or under common control with the Funds' Manager that provides services to the Funds, amounted to approximately $1,485,000 for the calendar year ended December 31, 2002.



    The Audit Committee of each Fund has considered whether the services described above are compatible with PwC's independence.



    Nominating Committee members confer periodically and hold meetings as required. The responsibilities of each Fund's Nominating Committee include, but are not limited to, recommending to the Board the individuals to be nominated to become Independent Directors. During the twelve months ended December 31, 2002, no Fund's Nominating Committee met. The Funds do not have compensation committees. A Fund's Nominating Committee generally will not consider nominees recommended by shareholders.


    Information about the number of Board and Committee meetings held during the most recent fiscal year for each Fund is included in Exhibit B. Information concerning Fund officers is set forth in Exhibit C.

REQUIRED VOTE

    For each Fund, nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

       TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO ENTER INTO, OR MAKE
              MATERIAL CHANGES TO, SUBADVISORY AGREEMENTS WITHOUT
                         OBTAINING SHAREHOLDER APPROVAL
                                 PROPOSAL NO. 2

The Board of each Fund has approved, and recommends that shareholders approve, Proposal No. 2, which would permit PI to enter into subadvisory agreements with new subadvisers to the Fund and to make material amendments to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. THIS IS CALLED A "MANAGER-OF-MANAGERS" STRUCTURE AND, IN THE FUTURE, MAY BE USED TO MANAGE EACH FUND. THIS NEW STRUCTURE WOULD NOT CHANGE THE RATE OF ADVISORY FEES CHARGED TO A FUND. Information concerning each Fund's current management arrangements, including a description of the Fund's current subadvisory agreement, is contained in Proposal No. 3. If shareholders approve Proposal No. 2 so that shareholder approval of new or amended subadvisory agreements is no longer required, the Directors of a Fund, including a majority of the Independent Directors, must continue to approve these agreements annually in order for them to take effect. On March 4, 2003, the Board of each Fund, including the Independent Directors, discussed and approved Proposal No. 2 at an in-person meeting.

    Proposal No. 2 is being submitted to shareholders pursuant to the requirements of an exemptive order obtained by the Prudential Mutual Funds from the SEC in September 1996 (the Original Order). The Original Order grants relief to The Target Portfolio Trust (for which PI acts as a Manager-of-Managers) and other Prudential Mutual Funds from certain provisions of the 1940 Act and certain rules thereunder. Specifically, the Original Order permits PI to enter into or amend a subadvisory agreement with a subadviser that is not otherwise an affiliated person (as defined in the 1940 Act) of PI. Among other things, the Original Order permits PI to enter into (1) a new subadvisory agreement that is necessitated due to an "assignment" (as defined in the 1940 Act), (2) an amendment to a subadvisory agreement, or (3) a new subadvisory agreement substituting a new subadviser for an old subadviser.

    The Funds plan to apply to the SEC for an amended order permitting them not to disclose the fee rates paid to specific subadvisers where a Fund employs more than one subadviser because that may permit PI to hire new subadvisers at lower fees. There can be no assurance that such an amended order would be granted by the SEC.

WHY SHAREHOLDER APPROVAL IS BEING SOUGHT

    Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment.

    In conformity with Section 15 of the 1940 Act, each Fund currently is required to obtain shareholder approval of subadvisory agreements in the following situations:

    - (1) the employment of a new subadviser to replace an existing subadviser or (2) the allocation of a portion of its assets to an additional subadviser;

    - a material change in the terms of a subadvisory agreement; and

    - the continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

    The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a Fund's Board, including its Independent Directors, although shareholders of the Fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

DISCUSSION

    Under the "Manager-of-Managers" structure, each Fund would continue to employ PI, subject to the supervision of the Board, to manage or provide for the management of each Fund. PI could select one or more subadvisers to invest the assets of each Fund, subject to the review and approval of the Board of the respective Fund. (Currently, the selection of one or more subadvisers is subject to the approval of the Fund's shareholders, which is why Proposal No. 2 is being submitted to shareholders of the Funds.) PI would review each subadviser's performance on an ongoing basis. PI would continue to be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. PI would continue to pay an advisory fee to each subadviser from each Fund's overall management fee. Each Board believes that requiring a Fund's shareholders to approve changes in subadvisers and subadvisory agreements (including continuation of subadvisory agreements that otherwise would have terminated by virtue of an assignment) not only results in unnecessary administrative expenses to the Fund, but also may cause delays in executing changes that PI and the Board have determined are necessary or desirable. Each Board believes that these expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if Proposal No. 2 is implemented.

    The kind of changes to subadvisory arrangements that could be effected without further shareholder approval if Proposal No. 2 is approved include:
(1) allocating a portion of a Fund's assets to one or more additional subadvisers; (2) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and
(3) replacing an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders. Each Board believes that PI can effect the types of subadvisory changes described above more efficiently, without sacrificing the quality of service to shareholders, if the Funds were permitted to operate in the manner described in Proposal No. 2. Each Board further believes that these gains in efficiency would ultimately benefit each Fund and its shareholders. Shareholders of many of the funds in the Prudential fund complex approved the same Manager-of-Managers structure for their funds several years ago.

    Although a Manager-of-Managers structure will be put into place for each Fund whose shareholders approve Proposal No. 2, the Fund will not employ new subadvisers pursuant to this structure unless and until PI and the Board determine that a change in subadvisory arrangements is appropriate. In making these determinations as to a Fund, PI intends to evaluate rigorously both affiliated subadvisers and unaffiliated subadvisers according to objective and disciplined standards.

    Following shareholder approval of Proposal No. 2, PI will continue to be each Fund's investment manager. Each Board and PI, under the Board's supervision, will continue to monitor the nature and quality of the services provided by PIM and may, in the future, recommend additional subadvisers (apart from PIM) or the reallocation of assets among PIM and other subadvisers. If one or more new subadvisers are added to a Fund, PI will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%, subject to Board approval. The Manager-of-Managers structure that each Board is asking shareholders to approve will give the Boards and PI the flexibility to appoint additional subadvisers without shareholder approval, but it is possible that no new subadvisers will be added.

    If Proposal No. 2 is approved by a Fund's shareholders, those shareholders no longer would be entitled to approve the selection of a new subadviser or a material amendment to an existing subadvisory agreement. Instead, shareholders, within 90 days of the change, would receive an information statement containing substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement. The information statement would include disclosure as to the level of fees to be paid to PI and each subadviser (unless the SEC permits information as to the rate of fees to be paid to subadvisers not to be disclosed) and would disclose subadviser changes or changes in subadvisory agreements.

    Each Board and PI have concluded that, through the information statement and adherence to the conditions outlined below, shareholders of each Fund would receive adequate disclosure about any new subadvisers or material amendments to subadvisory agreements. Whether or not Proposal No. 2 is approved, amendments to the Management Agreement between PI and each Fund would remain subject to the shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although PI and each Board already generally may change the rate of fees payable by PI to a subadviser without shareholder approval, PI and the Board could not increase the rate of the management fees payable by a Fund to PI or cause the Fund to pay subadvisory fees directly to a subadviser without first obtaining shareholder approval.

    For these reasons, each Board believes that approval of Proposal No. 2 to permit PI and the Boards to enter into new subadvisory agreements or make material changes to existing subadvisory agreements without shareholder approval is in the best interests of the shareholders of the Funds.

CONDITIONS

    A Fund will not rely on the Original Order to implement the Manager-of-Managers structure until all of the conditions set forth below have been met.

    The following are conditions for relief under the Original Order:

        1. PI will provide general management and administrative services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Fund's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

        2.  Before a Fund may operate in the manner described in Proposal
    No. 2, the Proposal must be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or in the case of a new series of a Fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offering of shares of such series to the public. [Approval of Proposal No. 2 would satisfy this condition with respect to a Fund.]

        3. A Fund will furnish to shareholders all of the information about a new subadviser or subadvisory agreement that would be included in a proxy statement. This information will include any change in the disclosure caused by the addition of a new subadviser or any material changes in a subadvisory agreement. The Funds will meet this condition by providing shareholders with an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, the information statement will be provided to shareholders of a Fund within a maximum of 90 days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement.

        4. A Fund will disclose in its prospectus the existence, substance and effect of the Original Order.

        5. No Director or officer of a Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or
    (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

        6. PI will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of a Fund or PI other than by reason of serving as a subadviser to the Fund (an Affiliated Subadviser) without such agreement, including the compensation payable thereunder, being approved by the shareholders of the Fund.

        7. At all times, a majority of the members of the Board of a Fund will be persons each of whom is an Independent Director of the Fund and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

        8. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PI or the Affiliated Subadviser derives an inappropriate advantage.

MATTERS CONSIDERED BY EACH BOARD

    At Board meetings held on March 4, 2003, each Board, including the Independent Directors, approved the submission to shareholders of Proposal No. 2 regarding the Manager-of-Managers structure.

Prior to the meeting each Director received materials discussing this type of management structure. At the meeting, each Director attended a comprehensive presentation on the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. Each Board gave primary consideration to the fact that the rate of the management fee payable to PI would not change as a result of adopting a Manager-of-Managers structure and that the new structure would provide the potential for PI to hire subadvisers and amend subadvisory agreements more efficiently and with less expense. Each Board also considered that PI had substantial experience in evaluating investment advisers and that PI would bring that experience to the task of evaluating the current subadviser for a Fund and any potential new subadviser. Each Board took into account the fact that PI could not, without the prior approval of the Board, including a majority of the Independent Directors:
(1) appoint a new subadviser, (2) materially change the allocation of portfolio assets among subadvisers, or (3) make material amendments to existing subadvisory agreements. Each Board also took into account the fact that other funds managed by PI, including most of the funds marketed, distributed and operated similarly to the Funds, operate within this structure.

REQUIRED VOTE

    For each Fund, approval of this Proposal requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

               TO PERMIT AN AMENDMENT TO THE MANAGEMENT CONTRACT
                            BETWEEN PI AND EACH FUND
                                 PROPOSAL NO. 3


    The Board of each Fund, including the Independent Directors, has approved, and recommends that shareholders of the Funds approve, a proposal to amend the management agreement between each Fund and PI (the Amended Management Agreements). Because the material features of each Amended Management Agreement are substantially similar to each other, we have attached as Exhibit D to this proxy statement a form of the Amended Management Agreements applicable to each Fund. If approved at the Meeting, the Amended Management Agreements will supersede the existing Management Agreements (the Existing Management Agreements) between each Fund and PI, respectively.


    The Amended Management Agreements are substantially similar to the Existing Management Agreements except with respect to the provisions relating to the Manager-of-Managers structure. THE RATE OF ADVISORY FEES PAYABLE BY EACH FUND TO PI WILL NOT CHANGE. The primary difference is that the Amended Management Agreements would permit PI, with Board approval, to allocate and reallocate a Fund's portfolio assets among subadvisers as PI deems appropriate. In addition, the Amended Management Agreements contain a provision permitting a Fund to indemnify the Manager in certain instances.

    If the Amended Management Agreement is approved with respect to your Fund, the Fund's existing subadvisory agreement between PI and PIM (the Existing PIM Subadvisory Agreement) will be amended to reflect the changes in the Amended Management Agreement. Therefore, in deciding whether to approve the Amended Management Agreement, you should consider that by voting for approval of the Amended Management Agreement with respect to your Fund, you are also voting to approve amending the existing PIM Subadvisory Agreement in order to permit PI, with Board approval, to allocate and reallocate your Fund's portfolio assets to and from PIM from 0% to 100% of your Fund's portfolio assets and to clarify that PIM's subadvisory fee will be based on the portfolio assets that it manages. EACH AMENDED PIM SUBADVISORY AGREEMENT WILL OTHERWISE BE SIMILAR IN ALL OTHER MATERIAL RESPECTS AS THE EXISTING PIM SUBADVISORY AGREEMENT, except as to the date of the Agreement. The Board of each Fund, including the Independent Directors, has approved amending the existing PIM Subadvisory Agreement for each Fund. Because the material features of each Amended PIM Subadvisory Agreement are substantially similar to each other, we have attached as Exhibit E to this proxy statement a form of the Amended PIM Subadvisory Agreement applicable to all of the Funds. If the Amended Agreement is approved at the Meeting as to a Fund, the Amended PIM Subadvisory Agreement will supersede the Existing PIM Subadvisory Agreement between PI and PIM as to that Fund.

EXISTING PIM SUBADVISORY AGREEMENTS

    The Existing PIM Subadvisory Agreements provide that PIM will furnish investment advisory services in connection with the management of the Funds. In connection with those services, PIM is obligated to keep certain books and records of the Funds. Pursuant to the Existing Agreements, as well as under the Amended Agreements, PI continues to have responsibility for all investment advisory services.

    The table below lists the compensation paid by PI to PIM under the Existing PIM Subadvisory Agreements for the last fiscal year of each Fund, as well as the date of that Agreement and the date on which that Agreement was last submitted to shareholders for approval. Each such Agreement was most recently continued by the Board on May 22, 2002.


                                                   EXISTING PIM   DATE SUBADVISORY
                                                   SUBADVISORY       AGREEMENT         FEE PAID TO PIM
                                                    AGREEMENT       SUBMITTED TO     (% OF AVERAGE DAILY
FUND                                                   DATE         SHAREHOLDERS         NET ASSETS)
----                                               ------------   ----------------   -------------------
CAT
  Liquid Assets Fund.............................   12/12/97         12/11/97                .0350%
  National Money Market Fund.....................   12/12/97         12/11/97                .1950%
Special Money....................................    3/1/91           9/11/90                .2500%
PILP.............................................    7/31/89         11/29/88                .1000%
Core.............................................    6/1/99           5/25/99                  N/A
Global Total Return..............................    1/1/00           12/6/95                .3750%



    The table beginning on page 23 lists the fees paid to PI by each Fund. The table below sets forth the total fees paid by PI to PIM for each Fund during its most recent fiscal year:



                                                              FISCAL YEAR   FEE RECEIVED
FUND                                                             ENDED         BY PIM
----                                                          -----------   ------------
CAT
  Liquid Assets Fund........................................    9-30-02     $   177,890
  National Money Market Fund................................    9-30-02         683,254
Special Money...............................................    6-30-02         622,909
PILP........................................................    3-31-02       4,198,144
Core*.......................................................    1-31-03         --
Global Total Return.........................................   12-31-02     $   848,866


------------------------

* PI reimburses PIM for its direct costs, excluding profit and overhead, incurred by PIM in furnishing services to PI.

    PIM currently advises the following mutual funds with investment objectives and policies similar to those of the Funds:

                                                         TOTAL NET
                                                        ASSETS AS OF
FUND                                                      12-31-02               FEE
----                                                    ------------   ------------------------
Prudential Government Securities Trust--Money Market
  Series..............................................  $605,901,084        .40% of 1% to
                                                                             $1 billion
                                                                        .375% to $1.5 billion
                                                                       .35% over $1.5 billion
Prudential Short-Term Bond Fund, Inc--Prudential
  Short-Term Corporate Bond Fund......................  $227,340,586             .40%

    The table below lists the name and principal occupation of the principal executive officers and each director of PIM. The address of each person, unless otherwise noted, is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

NAME                               POSITION WITH PIM                 PRINCIPAL OCCUPATIONS
----                       ----------------------------------  ---------------------------------
John R. Strangfeld.......  Chairman of the Board, President,   Vice Chairman of Prudential
                           Chief Executive Officer and         Financial, Inc. (Prudential);
                           Director                            Chairman, Director and CEO of
                                                               Prudential Securities Group;
                                                               Director and President of
                                                               Prudential Asset Management
                                                               Holding Company; Director of
                                                               Jennison Associates LLC;
                                                               Executive Vice President of The
                                                               Prudential Insurance Company of
                                                               America.

Bernard Winograd.........  Director, President and CEO         Senior Vice President of The
                                                               Prudential Insurance Company of
                                                               America; Director of Jennison
                                                               Associates LLC; Director and Vice
                                                               President of Prudential Asset
                                                               Management Holding Company

Matthew J. Chanin .......  Director and Senior Vice President  Director and President of
Gateway Center Four                                            Prudential Equity
100 Mulberry St.                                               Investors, Inc.; Chairman,
Newark, NJ 07102                                               Director and President of
                                                               Prudential Private Placement
                                                               Investors, Inc.

Dennis M. Kass ..........  Director and Vice President         Chairman, Director and CEO of
466 Lexington Ave.                                             Jennison Associates LLC; Director
18th floor                                                     of Prudential Trust Company
New York, NY 10017

Philip N. Russo..........  Director                            Director of Jennison Associates
                                                               LLC; Executive Vice President,
                                                               Chief Financial Officer and
                                                               Treasurer, PI

James J. Sullivan .......  Director, Vice President and        Chairman, Director, President and
Gateway Center Two         Managing Director                   CEO of Prudential Trust Company;
100 Mulberry St.                                               Director and President of The
Newark, NJ 07102                                               Prudential Asset Management
                                                               Company, Inc.

    As discussed above, if a Fund's shareholders approve this Proposal, the relevant Existing Management Agreement would be amended to provide that PI may reallocate Fund assets upon Board approval only and without further shareholder approval. This would mean, for example, that a Fund that has allocated 100% of its assets to one subadviser would be able to change the allocation to 50% to one subadviser and 50% to a second subadviser with Board approval but without seeking shareholder approval. (The Fund's Board could appoint the second unaffiliated subadviser with shareholder approval or, if Proposal No. 2 is approved, by Board action alone.) Alternatively, a Fund that has allocated 50% of its assets to subadviser #1 and 50% to subadviser #2 would be able to change the allocation to 75% of assets to subadviser #1 and 25% to subadviser #2 without seeking shareholder approval.


    Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment of a Fund may also be held by the other portfolio segment of that Fund or that the two subadvisers may simultaneously favor the same industry. PI will monitor each Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration or result in a violation of a Fund's diversification requirements. In addition, if one subadviser of a Fund buys a security at the same time that another Fund subadviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with an undivided portfolio and no such sale and purchase, but the Fund will have incurred additional costs. PI will consider these costs in determining the allocation of assets. PI will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund's federal income tax status as a regulated investment company, PI also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

    Below we provide additional information about the Amended Management Agreements and the Existing Management Agreements.

EXISTING MANAGEMENT AGREEMENTS

    The Funds are currently managed under Existing Management Agreements with PI, dated as shown in the following table.

    The following table shows the date that each Fund's Existing Management Agreement was most recently renewed by its Board, including a majority of the Independent Directors, and the date that each Existing Management Agreement was last approved by a vote of the Fund's shareholders.


                                                                   DATE AGREEMENT      DATE AGREEMENT
                                                                   MOST RECENTLY       MOST RECENTLY
                                                    DATE OF           RENEWED          SUBMITTED FOR
FUND                                           AGREEMENT WITH PI      BY BOARD      SHAREHOLDER APPROVAL
----                                           -----------------   --------------   --------------------
CAT
  Liquid Assets Fund.........................     12/12/97            5-22-02            12/11/97
  National Money Market Fund.................     12/12/97            5-22-02            12/11/97
Special Money................................      3/1/91             5-22-02            9/11/90
PILP.........................................      7/31/89            5-22-02            11/29/88
Core.........................................      6/1/99             5-22-02            5/25/99
Global Total Return..........................      1/15/96            5-22-02            12/6/95


    PI serves as manager to the Funds and to almost all of the other investment companies that comprise the Prudential Mutual Funds. PI is organized in New York as a limited liability company. As of December 31, 2002, PI managed and/or administered open-end and closed-end management investment companies with assets of approximately $86.1 billion.

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCO), which is a wholly-owned subsidiary of Prudential Financial, Inc. The address of PI, PIFM HoldCo, Inc. and PAMHCO is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The address of Prudential Financial, Inc. is 751 Broad Street, Newark, NJ 07102.

    The table below lists the name and principal occupations of the principal executive officers of PI. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


NAME                                            POSITION AND PRINCIPAL OCCUPATIONS
----                               ------------------------------------------------------------
Judy A. Rice.....................  Officer-In-Charge, President, Chief Executive Officer and
                                   Chief Operating Officer, PI
Robert F. Gunia .................  Executive Vice President and Chief Administrative Officer,
                                   PI; Vice President, The Prudential Insurance Company of
                                   America; President, Prudential Investment Management
                                   Services LLC (PIMS)
William V. Healey................  Executive Vice President, Chief Legal Officer and Secretary,
                                   PI; Vice President and Associate General Counsel, The
                                   Prudential Insurance Company of America; Senior Vice
                                   President, Chief Legal Officer and Secretary, PIMS
Kevin B. Osborn..................  Executive Vice President, PI
Philip N. Russo..................  Executive Vice President, Chief Financial Officer and
                                   Treasurer, PI; Director of Jennison Associates LLC
Lynn M. Waldvogel................  Executive Vice President, PI


    For its services, PI was paid as compensation the following amounts during each Fund's most recent fiscal year:


                                                FISCAL YEAR   TOTAL MANAGEMENT FEES AS %   MANAGEMENT
FUND                                               ENDED        OF AVERAGE NET ASSETS       FEES PAID
----                                            -----------   --------------------------   -----------
CAT
  Liquid Assets Fund..........................    9-30-02                 .06%             $   325,000
  National Money Market Fund..................    9-30-02                 .39%               1,366,508
Special Money.................................    6-30-02                 .50%               1,245,818
PILP*.........................................    3-31-02                 .20%               8,396,288
Core**........................................    1-31-03                 .023%              1,600,000
Global Total Return...........................   12-31-02                 .75%               1,697,732


------------------------


* PI has agreed to waive a portion (.05% of the fund's average daily net assets) of its management fee, which waiver amounted to $2,099,072 for the year ended March 31, 2002.


** PI is reimbursed for its costs and expenses incurred in managing the Fund's investment operations and administering its business affairs.

                           AMOUNTS PAID TO AFFILIATES

THE DISTRIBUTOR

    PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Funds. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Funds bear the expense of distribution and service (12b-1) fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For their most recently completed fiscal years, PIMS received distribution and service fees from the Funds as follows.


                                                           Class B    Class C
                                  FISCAL       CLASS A      12b-1      12b-1
FUND                            YEAR ENDED   12b-1 Fees      Fees       Fees
----                            ----------   -----------   --------   --------
CAT
  Liquid Assets Fund..........     9-30-02       --          --         --
  National Money Market Fund..     9-30-02   $   350,386     --         --
Special Money.................     6-30-02         2,597     --         --
PILP..........................     3-31-02       562,566     --         --
Core..........................     1-31-03       --          --         --
Global Total Return...........    12-31-02       532,070   $74,608     $5,558


    PIMS also receives front-end sales charges resulting from the sales of Class A and Class C shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Funds that it received the following front-end sales charges during the Funds' most recently completed fiscal years, as indicated above.


                                                     CLASS A         CLASS C
FUND                                              SALES CHARGES   SALES CHARGES
----                                              -------------   -------------
CAT
  Liquid Assets Fund............................      --             --
  National Money Market Fund....................      --             --
Special Money...................................      --             --
PILP............................................      --             --
Core............................................      --             --
Global Total Return.............................     $16,900          $300


    PIMS also received approximately the following contingent deferred sales charges (CDSCs) imposed on certain redemptions by certain Class B and Class C shareholders of the Funds for their most recently completed fiscal years, as indicated above.


                                                         CLASS B    CLASS C
FUND                                                      CDSCS      CDSCS
----                                                     --------   --------
CAT
  Liquid Assets Fund...................................    --         --
  National Money Market Fund...........................    --         --
Special Money..........................................    --         --
PILP...................................................    --         --
Core...................................................    --         --
Global Total Return....................................  $16,900      $200

THE TRANSFER AGENT

    The Funds' transfer agent, Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, is a wholly-owned subsidiary of PI. PMFS received approximately the following fees for its services to the Funds for each Fund's most recently completed fiscal year, as indicated above.


                                                              TRANSFER AGENT
FUND                                                               FEES
----                                                          --------------
CAT
  Liquid Assets Fund........................................   $   418,300
  National Money Market Fund................................       229,000
Special Money...............................................       228,000
PILP........................................................       240,000
Core........................................................       100,000
Global Total Return.........................................       403,800


COMMISSIONS PAID TO PRUDENTIAL SECURITIES INCORPORATED

    Prudential Securities Incorporated (PSI), One Seaport Plaza, New York, New York 10292, is a wholly-owned subsidiary of Prudential Financial, Inc. None of the Funds paid any commissions to PSI during each Fund's most recently completed fiscal year.

AMENDED MANAGEMENT AGREEMENTS

    Pursuant to the Existing Management Agreements, PI, subject to the supervision of the Funds' Boards, and in conformity with the investment policies and restrictions of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities or other assets. Under the Amended Management Agreements, PI may delegate the subadvisory function to one or more than one subadviser. As discussed in Proposal No. 2 above, PI would like the ability to manage in a "Manager-of-Managers" style in which PI would, among other things, (i) continually evaluate the performance of the subadvisers to each Fund through qualitative and quantitative analysis and consultations with each subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Under the Amended Management Agreements, PI must keep certain books and records of each Fund. PI also would administer each Fund's business affairs and furnish appropriate office facilities, together with ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian and PMFS, the Funds' transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Directors of the Funds without compensation.


    A model Amended Management Agreement under which PI would provide management services to the Funds is attached as Exhibit D to this proxy statement. In brief, the Amended Management Agreement provides that:


    - PI will administer a Fund's business affairs and supervise the Fund's investments. Subject to Board approval, PI may select and employ one or more subadvisers for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell;

    - Subject to Board approval, PI may reallocate a Fund's assets among subadvisers;

    - PI (or a subadviser, acting under PI's supervision) will select brokers to effect trades for a Fund, and may pay a higher commission to a broker that provides bona fide research services;

    - PI will pay the salaries and expenses of any employee or officer of a Fund (other than the fees and expenses of the Fund's Independent Directors). Otherwise, the Fund pays its own expenses; and

    - For each Fund, PI will be paid at the same advisory fee rate as is currently charged to each such Fund under the Existing Management Agreements; and

    - Each Fund will indemnify PI for all liabilities, costs and expenses incurred by PI in any action or proceeding arising out of the performance of its duties under the Amended Management Agreement. But PI will not be indemnified for any liability to the Fund or its shareholders to which it would otherwise be subject due to gross negligence in or reckless disregard of its duties under the Amended Management Agreement.

MATTERS CONSIDERED BY THE BOARD


    The proposal to present the Amended Management Agreements to shareholders was approved by the Board of each Fund, including the Independent Directors, on March 4, 2003. The Board Members received materials relating to the Amended Management Agreements in advance of the meeting at which these Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to the fact that the rate of fees will not change and that the terms of the Amended Management Agreements were substantially similar to the Existing Management Agreements, except that, under the Amended Management Agreements, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. Each Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without shareholder approval would permit the Funds to change subadvisers in the future without incurring the expense and delay of a shareholder vote. The Board also gave weight to the fact that it was beneficial to conform the advisory structure of the Funds to the advisory structure already in place for other Prudential Mutual Funds. After consideration of all these factors, each Board concluded that adopting Proposal No. 3 is reasonable, fair and in the best interests of each Fund and its shareholders.


REQUIRED VOTE

    For each Fund, approval of this Proposal requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

                  TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES

                                 PROPOSAL NO. 4

THIS PROPOSAL APPLIES TO ALL FUNDS, EXCEPT AS DESCRIBED BELOW.

BACKGROUND

    The Board of each Fund has approved, and recommends that shareholders of each Fund approve, the amendment of certain fundamental investment restrictions and policies of each Fund.

    Each Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. You are being asked to approve changes to your Fund's fundamental investment restrictions and policies in order to:
(a) provide the Fund's Manager and subadviser(s) with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program; and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the Manager's and subadviser(s)' strategy to pursue your Fund's investment objective.


    RISKS: The proposed fundamental investment limitations are intended to provide each Fund's Manager and subadviser(s) with flexibility in pursuing each Fund's investment objective to respond to future investment opportunities, as well as to clarify existing fundamental restrictions or to provide uniformity among the Funds' policies. Generally, however, the proposed changes are not expected to modify the way each Fund is currently managed. Certain specific risks associated with each proposed fundamental investment limitation are described below, however, the Manager does not anticipate that the proposed changes, individually or in the aggregate, will materially change either the level or nature of risk associated with investing in each Fund. If adopted, each Fund will interpret the new restrictions in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.


    The Funds have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. PI would like to realign the Funds' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions should also facilitate the management of the Funds since it will be easier for the Funds' Manager and subadviser(s) to monitor compliance issues relating to the Funds if they have uniform investment restrictions.

    The 1940 Act requires a mutual fund to disclose, in its registration statement, its policy with respect to each of the following:

    - diversification

    - issuing senior securities

    - borrowing money, including the purpose for which the proceeds will be used

    - underwriting securities of other issuers

    - concentrating investments in a particular industry or group of industries

    - purchasing or selling real estate or commodities

    - making loans

    In addition to the above items, a mutual fund is free to designate as "fundamental" investment policies concerning other investment practices. Each Fund's Statement of Additional Information currently sets out fundamental restrictions with respect to, among other things, the specific practices listed above. As discussed below, the Board of each Fund recommends that some of those restrictions be amended.

SPECIFIC RECOMMENDATIONS


    The Board of each Fund has approved the adoption of a uniform set of fundamental investment restrictions. Each Fund's current fundamental investment restrictions appear in that Fund's Statement of Additional Information. In addition to variations among the Funds arising from their historical development, there are also, and will continue to be, differences resulting from a Fund's investment objective or, with respect to other Funds, its operation as a non-diversified Fund or its intention to concentrate its investments in a specific industry or group of industries. The table appearing at the end of this Proposal provides a list of your Fund's current fundamental investment restrictions and the proposed revisions to those restrictions.


    The proposed uniform fundamental investment restrictions and policies are as follows (the information in brackets is explanatory and is not part of the restrictions):

        The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" for this purpose means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or
    (ii) more than 50% of outstanding voting shares of the Fund.

        The Fund may not:

    (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

    (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors/Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    (7) The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

        [For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

        For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

        Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.]

PROPOSAL 4(a): FUND DIVERSIFICATION

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT GLOBAL TOTAL RETURN.

    The Funds are operated as diversified investment companies under the 1940 Act. In general, this means that, with respect to 75% of the value of a Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S. government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of an issuer's outstanding voting securities.

    The proposed amendment would restrict such a Fund from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified management company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note that indicates what the 1940 Act currently requires for the Fund to be "diversified." The Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

    RECOMMENDATION: To provide flexibility as laws change or relief is obtained from the SEC or its Staff, while also requiring these Funds to comply with the currently applicable definition of a "diversified" investment company, the Board of each such Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

The following note accompanies this investment restriction:

       For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

PROPOSAL 4(b): ISSUING SENIOR SECURITIES, BORROWING MONEY OR PLEDGING ASSETS

    The Funds are permitted to borrow money and pledge assets to secure such borrowings. However, the amount that may be borrowed, the purposes for which borrowings may be made, and the amount of securities that may be pledged vary.

    The proposed amendment would allow each Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, a Fund would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. None of the Funds currently has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.

    Keep in mind that borrowing money and pledging assets are not integral parts of your Fund's investment program. Under the proposed investment restriction, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In addition, under the proposed investment restriction, the Fund would not be precluded from lending to and borrowing from other Prudential Mutual Funds if the SEC staff grants exemptive relief which would permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program. If the Fund obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income.

    RISKS: If a Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, each of the Funds intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Directors.

    If the Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


    The purchase and sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions and similar transactions and arrangements involve costs and risks. For example, the Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.


    RECOMMENDATION: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Directors/Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The following note accompanies this investment restriction:

       If the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

PROPOSAL 4(c): BUYING AND SELLING REAL ESTATE

    None of the Funds is permitted to buy or sell real estate. However, the Funds are permitted to invest in the securities of companies that invest in real estate or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

    The proposed investment restriction confirms that each Fund may not buy or sell real estate. The restriction also clarifies that each Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Fund that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner.

    RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

    RECOMMENDATION: To clarify the Fund's investment restriction with respect to investments in real estate and real estate-related securities, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

PROPOSAL 4(d): BUYING AND SELLING COMMODITIES AND COMMODITY CONTRACTS

    None of the Funds is permitted to buy or sell commodities or commodity contracts. The Funds are permitted to invest in financial futures contracts, options on financial futures contracts and forward currency exchange contracts, and in the securities of companies that sponsor mineral exploration or development programs, which are not viewed as commodity contracts for purposes of the fundamental restriction.

    The proposed investment restriction confirms that each Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that a Fund's investment in financial futures contracts, options on financial futures contracts and forward currency exchange contracts is not subject to the restriction applicable to commodity contracts and similar types of instruments. If your Fund intends to utilize financial futures contracts, options on financial futures contracts or formal currency exchange contracts, a description of these instruments will appear in the Fund's Prospectus or Statement of Additional Information.

    If the proposed investment restriction is approved as to a Fund, that Fund's restriction, if any, prohibiting the Fund from investing in interests in oil, gas or other mineral exploration or development programs, will be eliminated.

    RISKS: Financial futures contracts, options on financial futures contracts and similar types of instruments and forward currency exchange contracts may be used by a Fund as a hedging device or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on a securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, even correct forecast of currency rates, market trends or international political trends by your Fund's investment adviser does not assume a successful hedging transaction.

    In addition, a Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option on a futures contract in which a Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

    Successful use of futures contracts, options on futures contracts and forward currency exchange contracts and similar types of instruments by a Fund is subject to the ability of an investment adviser to predict correctly movements in the direction of interest and foreign currency rates and markets generally. If the investment adviser's expectations are not met, the Fund may be in a worse position than if the strategy had not been pursued.

    RECOMMENDATION: In order to clarify and provide uniformity among the Funds' restrictions applicable to investments in commodities and commodity contracts, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

PROPOSAL 4(e): FUND CONCENTRATION


    All of the Funds invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite in its registration statement its policy regarding concentration. If a Fund has a policy not to "concentrate", this means that, except for temporary defensive purposes, less than 25% of the Fund's net assets will be invested in the securities of issuers in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The proposed amendment is not intended to change a Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among the Funds and the other Prudential Mutual Funds having a policy not to concentrate their investments.

    RISKS: Although the Funds do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

    RECOMMENDATION: The Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PROPOSAL 4(f): MAKING LOANS

    The Funds currently lend money and assets in limited situations. The Funds may, for example, purchase certain debt securities of governments, corporate issuers or banks, as described in each Fund's current registration statement and the proposed investment restriction.

    Each Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of your Fund's investment program. A Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

    The Funds have established a securities lending program where they use a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by a Fund. In these transactions, a Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund's returns.

    In recognition of the fact that the Funds do make loans of assets, the revised investment policy is intended to eliminate the current investment restriction. The new disclosure more accurately describes the Funds' lending activities and plans to make loans of assets in the future. The new policy would not prevent a Fund's purchase of debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new policy would permit the Funds to lend money to the other Prudential Mutual Funds, as explained in Proposal 4(b). The new investment policy would also allow a Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans.

    RISKS: Where a Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral. The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

    In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, each Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.

    RECOMMENDATION: In order to provide uniformity among the Funds' policies applicable to making loans, including allowing the Funds to implement their securities lending program as described above, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment policy:

       The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing is not considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

PROPOSAL 4(g): OTHER INVESTMENT RESTRICTIONS

    Certain Funds have adopted additional fundamental investment restrictions which were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to these Funds.


    To provide maximum flexibility in managing the Funds and uniformity in the restrictions applicable to these Funds, the Board of each such Fund proposes that all investment restrictions and policies of each such Fund, apart from its investment objective and other than those listed in Proposals No. 4(a) through 4(f), and each Fund's current fundamental restriction on underwriting, be designated as non-fundamental or be eliminated. The specific investment restrictions and policies affected by Proposal No. 4 are identified in the table below. If shareholders of a Fund approve Proposal No. 4(g), all of the Fund's investment restrictions and policies (apart from its investment objective, those restrictions listed in Proposals No. 4(a) through 4(f) and each Fund's current fundamental restriction on underwriting) will be non-fundamental or eliminated as indicated in the table below. If shareholders of a Fund reject Proposal
No. 4(g), the Fund's additional current fundamental investment restrictions will remain fundamental.


    If designated non-fundamental, such investment restriction or policy could be changed by the Board of Directors without shareholder approval, although shareholders would be informed of any material change to any non-fundamental restriction or policy prior to the implementation of the change. There is no current intention to change the investment restrictions of each such Fund that will be designated non-fundamental apart from the restrictions relating to investing in other investment companies, as described below.

    Currently, under the 1940 Act, a Fund may invest in securites of other investment companies subject to certain limitations. The Funds have obtained an exemptive order from the SEC that allows each Fund greater flexibility to invest in securities of other investment companies -- up to 25% of each Fund's assets in shares of affiliated mutual funds. Such investment would be made to facilitate your Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Each Fund would be permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. If shareholders approve the designation of a Fund's investment in mutual funds as a non-fundamental investment restriction, we anticipate that such Fund's Board will amend the investment restriction to implement the cash management strategy permitted by the SEC relief.


                       PROPOSED AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES



    The following chart compares each Fund's fundamental investment restrictions and policies as they currently exist to the proposed amended provisions.



CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
CASH ACCUMULATION TRUST -- LIQUID ASSETS
FUND

PURCHASING SECURITIES ON MARGIN                    The restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain short-term
credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or maintenance margin in connection
with futures or options is not considered
the purchase of a security on margin.

SHORT SALES OF SECURITIES                          The restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge its assets, except          1940, and the rules and regulations
that the Fund may borrow from banks up to          promulgated thereunder, as each may be
33 1/3% of the value of its total assets           amended from time to time except to the
(calculated when the loan is made) for             extent that the Fund may be permitted to do
temporary, extraordinary or emergency              so by exemptive order, SEC release,
purposes or for the clearance of                   no-action letter or similar relief or
transactions and may pledge up to 33 1/3% of       interpretations (collectively, the "1940 Act
the value of its total assets to secure such       Laws, Interpretations and Exemptions"). For
borrowings. The Fund will not purchase             purposes of this restriction, the purchase
portfolio securities if its borrowings             or sale of securities on a when-issued or
exceed 5% of the Fund's net assets. The            delayed delivery basis, reverse repurchase
purchase or sale of securities on a                agreements, dollar rolls, short sales,
"when-issued" or delayed delivery basis, the       derivative and hedging transactions such as
entry into reverse repurchase agreements,          interest rate swap transactions, and
the purchase and sale of financial futures         collateral arrangements with respect
contracts and collateral arrangements              thereto, and transactions similar to any of
relating thereto and with respect to the           the foregoing, and collateral arrangements
writing of options and obligations of the          with respect thereto, and obligations of the
Trust pursuant to deferred compensation            Fund to [Directors/Trustees] pursuant to
arrangements are not deemed to be a pledge         deferred compensation arrangements are not
of assets and such arrangements are not            deemed to be a pledge of assets or the
deemed to be the issuance of a senior              issuance of a senior security.
security.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
PURCHASING SECURITIES OF A SINGLE ISSUER           The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies or                        meaning of the 1940 Act Laws,
instrumentalities) if as a result, with            Interpretations and Exemptions.
respect to 75% of the value of the Fund's
total assets, more than 5% of the value of
the Fund's total assets would be invested in
the securities of a single issuer.
The Fund may not: Purchase more than 10% of
the outstanding voting securities of any one
issuer.

PURCHASING SECURITIES OF A SINGLE INDUSTRY         The Fund may not: Purchase any security if
The Fund may not: Purchase any securities          as a result 25% or more of the Fund's total
(other than obligations of the U.S.                assets would be invested in the securities
Government, its agencies and                       of issuers having their principal business
instrumentalities) if, as a result, 25% or         activities in the same industry, except for
more of the value of the Fund's total assets       temporary defensive purposes, and except
(determined at the time of investment) would       that this limitation does not apply to
be invested in the securities of one or more       securities issued or guaranteed by the U.S.
issuers conducting their principal business        government, its agencies or
activities in the same industry, provided          instrumentalities.
that there is no limitation with respect to
money market instruments of domestic banks.
For purposes of this exception, domestic
banks shall include all banks which are
organized under the laws of the United
States or a state (as defined in the 1940
Act), U.S. branches of foreign banks that
are subject to the same regulations as U.S.
banks and foreign branches of domestic
banks.

BUYING OR SELLING REAL ESTATE OR INTERESTS         The Fund may not: Buy or sell real estate,
IN REAL ESTATE                                     except that investment in securities of
The Fund may not: Buy or sell real estate or       issuers that invest in real estate and
interests in real estate, except that the          investments in mortgage-backed securities,
Fund may purchase and sell securities which        mortgage participations or other instruments
are secured by real estate, securities of          supported or secured by interests in real
companies which invest or deal in real             estate are not subject to this limitation,
estate and publicly traded securities of           and except that the Fund may exercise rights
real estate investment trusts.                     relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING COMMODITIES OR COMMODITY         The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
The Fund may not: Buy or sell commodities or       commodities. The Fund may purchase and sell
commodity contracts, except that the Fund          (i) derivative, hedging and similar
may purchase and sell futures contracts and        instruments such as financial futures and
options thereon.                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
                                                   commodities or currencies, such as forward
                                                   currency exchange contracts, and the Fund
                                                   may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Make investments for the         become non-fundamental.
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Invest in securities of          changed by the Board.
other non-affiliated investment companies,
except by purchases in the open market
involving only customary brokerage
commissions and as a result of which the
Fund will not hold more than 3% of the
outstanding voting securities of any one
investment company, will not have invested
more than 5% of its total assets in any one
investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, or except as part of a merger,
consolidation or other acquisition.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
(a) repurchase agreements and (b) loans of         trade claims, loan participations or similar
portfolio securities (limited to 33 1/3% of        investments, or as permitted by the 1940 Act
the value of the Fund's total assets.              Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
CASH ACCUMULATION TRUST -- NATIONAL MONEY
MARKET FUND

SHORT SALES OF SECURITIES AND PURCHASING           The restrictions will be eliminated.
SECURITIES ON MARGIN
The Fund may not: Make short sales of
securities, maintain a short position or
purchase securities on margin, except that
the Fund may obtain short-term credits as
necessary for the clearance of security
transactions.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Borrow money except for          permitted by the Investment Company Act of
temporary or emergency purposes and then           1940, and the rules and regulations
only in an amount not exceeding 10% of its         promulgated thereunder, as each may be
total assets taken at cost; provided,              amended from time to time except to the
however, that the Fund may loan its                extent that the Fund may be permitted to do
securities as described in the Prospectus          so by exemptive order, SEC release,
and this SAI under the caption "Description        no-action letter or similar relief or
of the Funds, Their Investments and                interpretations (collectively, the "1940 Act
Risks -- Lending of Securities." However,          Laws, Interpretations and Exemptions"). For
the Fund will not borrow if the value of the       purposes of this restriction, the purchase
Fund's assets would be less than 300% of its       or sale of securities on a when-issued or
borrowing obligations. In addition, when           delayed delivery basis, reverse repurchase
borrowings (other than permissible                 agreements, dollar rolls, short sales,
securities loans) exceed 5% of its total           derivative and hedging transactions such as
assets, the Fund will not purchase                 interest rate swap transactions, and
additional portfolio securities. Permissible       collateral arrangements with respect
borrowings will be entered into solely for         thereto, and transactions similar to any of
the purpose of facilitating the orderly sale       the foregoing, and collateral arrangements
of portfolio securities to accommodate             with respect thereto, and obligations of the
redemption requests.                               Fund to [Directors/Trustees] pursuant to
                                                   deferred compensation arrangements are not
The Fund may not: Pledge, mortgage or              deemed to be a pledge of assets or the
hypothecate more than 10% of its net assets        issuance of a senior security.
taken at cost at the time of the incurrence
of such borrowings.

PURCHASING SECURITIES OF A SINGLE ISSUER           The Fund may not: Purchase the securities of
The Fund may not: Purchase any security if,        any issuer if, as a result, the Fund would
as a result, more than 5% of its total             fail to be a diversified company within the
assets (based on current value) would then         meaning of the Investment Company Act of
be invested in the securities of a single          1940, and the rules and regulations
issuer, except that the Fund may invest up         promulgated thereunder, as each may be
to 15% of its total net assets (based on           amended from time to time, except to the
current value) in the obligations of any one       extent that the Fund may be permitted to do
bank. This limitation does not apply to U.S.       so by exemptive order, SEC release, no-
Government securities.                             action letter or similar relief or
                                                   interpretations (collectively, the "1940 Act
                                                   Laws, Interpretations and Exemptions").

PURCHASING SECURITIES OF A SINGLE INDUSTRY         The Fund may not: Purchase any security if
The Fund may not: Invest more than 25% of          as a result 25% or more of the Fund's total
its total assets in any one industry. This         assets would be invested in the securities
restriction                                        of issuers

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
does not apply to U.S. Government Securities       having their principal business activities
or to bank obligations. For purposes of this       in the same industry, except for temporary
restriction, telephone, gas and electric           defensive purposes, and except that this
public utilities are each regarded as              limitation does not apply to securities
separate industries and finance companies          issued or guaranteed by the U.S. government,
whose financing activities are related             its agencies or instrumentalities.
primarily to the activities of their parent
companies are classified in the industry of
their parents.

BUYING OR SELLING REAL ESTATE OR INTERESTS         The Fund may not: Buy or sell real estate,
IN REAL ESTATE, BUYING OR SELLING                  except that investment in securities of
COMMODITIES OR COMMODITY CONTRACTS                 issuers that invest in real estate and
The Fund may not: Buy or sell oil, gas or          investments in mortgage-backed securities,
other mineral leases, rights or royalty            mortgage participations or other instruments
contracts, commodities or commodity                supported or secured by interests in real
contracts or real estate. This restriction         estate are not subject to this limitation,
does not prevent the Fund from purchasing          and except that the Fund may exercise rights
the securities of companies investing in           relating to such securities, including the
real estate or of companies which are not          right to enforce security interests and to
principally engaged in the business of             hold real estate acquired by reason of such
buying or selling such leases, rights or           enforcement until that real estate can be
contracts nor does it prevent the Fund from        liquidated in an orderly manner.
purchasing securities secured by real estate
or interests therein.                              The Fund may not: Buy or sell physical
                                                   commodities or contracts involving physical
                                                   commodities. The Fund may purchase and sell
                                                   (i) derivative, hedging and similar
                                                   instruments such as financial futures and
                                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

                                                   The remainder of the restriction is
                                                   eliminated.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        The restriction will not change, but will
The Fund may not: Purchase voting securities       become non-fundamental.
or make investments for the purpose of
exercising control or management.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as an underwriter of
securities of other issuers except that, in
the disposition of portfolio securities, it
may be deemed to be an underwriter under the
federal securities laws.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Invest in securities of          changed by the Board.
other investment companies, except by
purchases in the open market involving only
customary brokers' commissions, or in
connection with a merger, consolidation,
reorganization or similar transactions. For
the purposes of this restriction, foreign
banks or their agents and subsidiaries are
not considered investment companies. (Under
the 1940 Act no registered investment
company may (a) invest more than 10% of its
total assets (taken at current value) in
securities of other investment companies,
(b) own securities of any one investment
company having a value in excess of 5% of
its total assets (taken at current value),
or (c) own more than 3% of the outstanding
voting stock of any one investment company).

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except that          assets of the Fund, repurchase agreements,
the Fund may purchase or hold debt                 trade claims, loan participations or similar
instruments in accordance with its                 investments, or as permitted by the 1940 Act
investment objective and policies. This            Laws, Interpretations and Exemptions. The
restriction does not apply to repurchase           acquisition of bonds, debentures, other debt
agreements or loans of portfolio securities.       securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

The Fund may not: Purchase securities of any       This restriction will not change, but will
company which has (with predecessor                become non-fundamental.
businesses and entities) a record of less
than three years' continuous operation or
purchase securities whose source of
repayment is based, directly or indirectly,
on the credit of such a company if as a
result more than 5% of the total assets of
the Fund (taken at current value) would be
invested in such securities; provided,
however, that the Fund may purchase U.S.
Government Securities without regard to this
limitation.

The Fund may not: Participate on a joint or        This restriction will not change, but will
joint and several basis in any trading             become non-fundamental.
account in securities. (The "bunching" of
orders for the purchase or sale of portfolio
securities with other accounts managed by
the Manager or the

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
Sub-Advisor to reduce acquisition costs, to
average prices among them, or to facilitate
such transactions, is not considered
participating in a trading account in
securities).

The Fund may not: Purchase or retain               This restriction will be eliminated.
securities of an issuer if, to the knowledge
of the Trust, any officers, trustees and
directors of the Trust or any investment
adviser of the Trust, who individually own
beneficially more than 1/2 of 1% of the
shares or securities of that issuer, own in
the aggregate more than 5% of such shares or
securities.

The Fund may not: Purchase any illiquid            This restriction will not change, but will
security, including any securities whose           become non-fundamental.
disposition is restricted under federal
securities laws and securities that are not
readily marketable, if, as a result, more
than 10% of the Fund's total assets (based
on current value) would then be invested in
such securities. The staff of the Commission
is presently of the view that repurchase
agreements maturing in more than seven days
are subject to this restriction. Until that
position is revised, modified or rescinded,
the Fund will conduct its operations in a
manner consistent with this view.

The Fund may not: Write or purchase puts,          This restriction will not change, but will
calls, warrants, straddles, spreads or             become non-fundamental.
combinations thereof except that, as
described above under "Firm Commitment
Agreements," the Fund may enter into firm
commitment agreements with respect to
securities otherwise eligible for purchase
by the Fund.

SPECIAL MONEY MARKET FUND, INC.

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions).

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge it assets, except           1940, and the rules and regulations
insofar as the Fund may be deemed to have          promulgated thereunder, as each may be
issued a                                           amended from time

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
senior security by reason of entering into a       to time except to the extent that the Fund
reverse repurchase agreement and except that       may be permitted to do so by exemptive
the Fund may borrow up to 20% of the value         order, SEC release, no-action letter or
of its total assets (calculated when the           similar relief or interpretations
loan is made) from banks for temporary,            (collectively, the "1940 Act Laws,
extraordinary or emergency purposes or for         Interpretations and Exemptions"). For
the clearance of transactions. The Fund may        purposes of this restriction, the purchase
pledge up to 20% of the value of its total         or sale of securities on a when-issued or
assets to secure such borrowings or reverse        delayed delivery basis, reverse repurchase
repurchase agreements. For purposes of this        agreements, dollar rolls, short sales,
restriction, the purchase or sale of               derivative and hedging transactions such as
securities on a "when-issued" or delayed           interest rate swap transactions, and
delivery basis and obligations of the Fund         collateral arrangements with respect
to Directors pursuant to deferred                  thereto, and transactions similar to any of
compensation arrangements are not deemed to        the foregoing, and collateral arrangements
be the issuance of a senior security and           with respect thereto, and obligations of the
such arrangements are not deemed to be a           Fund to [Directors/Trustees] pursuant to
pledge of assets.                                  deferred compensation arrangements are not
                                                   deemed to be a pledge of assets or the
                                                   issuance of a senior security.

BUYING OR SELLING REAL ESTATE OR INTERESTS         The Fund may not: Buy or sell real estate,
IN REAL ESTATE                                     except that investment in securities of
The Fund may not: Buy or sell real estate or       issuers that invest in real estate and
interests in real estate, except that the          investments in mortgage-backed securities,
Fund may purchase and sell mortgage-backed         mortgage participations or other instruments
securities, securities collateralized by           supported or secured by interests in real
mortgages, securities which are secured by         estate are not subject to this limitation,
real estate, securities of companies which         and except that the Fund may exercise rights
invest or deal in real estate and publicly         relating to such securities, including the
traded securities of real estate investment        right to enforce security interests and to
trusts. The Fund may not purchase interests        hold real estate acquired by reason of such
in real estate limited partnerships which          enforcement until that real estate can be
are not readily marketable.                        liquidated in an orderly manner.

ACTING AS AN UNDERWRITER                           The restriction will not change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Make investments for the         become non-fundamental.
purpose of exercising control or management.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans to others,            assets of the Fund, repurchase agreements,
except through the purchase of debt                trade claims, loan participations or similar
obligations, repurchase agreements and loans       investments, or as permitted by the
of portfolio                                       permitted by the

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
securities limited to 10% of the value of          Investment Company Act of 1940, and the
the Fund's total assets.                           rules and regulations promulgated
                                                   thereunder, as each may be amended from time
                                                   to time except to the extent that the Fund
                                                   may be permitted to do so by exemptive
                                                   order, SEC release, no-action letter or
                                                   similar relief or interpretations
                                                   (collectively, the "1940 Act Laws,
                                                   Interpretations and Exemptions"). The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective

PURCHASING STOCK                                   This restriction will not change, but will
The Fund may not: Purchase common stock or         become non-fundamental.
other voting securities, preferred stock,
warrants or other equity securities, except
as may be permitted by the Fund by
restriction number 13 (below) [relating to
investing in securities of other registered
investment companies].

BUYING OR SELLING COMMODITIES OR COMMODITY         The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
The Fund may not: Buy or sell commodities or       commodities. The Fund may purchase and sell
commodity contracts (including futures             (i) derivative, hedging and similar
contracts and options thereon).                    instruments such as financial futures and
                                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

PURCHASING SECURITIES OF A SINGLE ISSUER           The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies or                        meaning of the Investment Company Act of
instrumentalities) if as a result with             1940, and the rules and regulations
respect to 75% of the Fund's total assets,         promulgated thereunder, as each may be
more than 5% of the Fund's total assets            amended from time to time, except to the
(determined at the time of investment) would       extent that the Fund may be permitted to do
then be invested in securities of a single         so by the 1940 Act Laws, Interpretations and
issuer.                                            Exemptions.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
PURCHASING SECURITIES OF A SINGLE INDUSTRY         The Fund may not: Purchase any security if
The Fund may not: Purchase any securities          as a result 25% or more of the Fund's total
(other than obligations of the U.S.                assets would be invested in the securities
Government, its agencies and                       of issuers having their principal business
instrumentalities) if as a result 25% or           activities in the same industry, except for
more of the value of the Fund's total assets       temporary defensive purposes, and except
(determined at the time of investment) would       that this limitation does not apply to
be invested in the securities of one or more       securities issued or guaranteed by the U.S.
issuers conducting their principal business        government, its agencies or
activities in the same industry, provided          instrumentalities.
that there is no limitation with respect to
money market instruments of domestic banks,
(including U.S. branches of foreign banks
that are subject to the same regulations as
U.S. banks and foreign branches of domestic
banks (provided that the domestic bank is
unconditionally liable in the event of the
failure of the foreign branch to make
payment on its instruments for any reason).

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Invest in securities of          changed by the Board.
other registered investment companies,
except by purchases in the open market
involving only customary brokerage
commissions and as a result of which not
more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities, or except as
part of a merger, consolidation or other
acquisition.

PRUDENTIAL INSTITUTIONAL LIQUIDITY
PORTFOLIO, INC. -- INSTITUTIONAL MONEY
MARKET SERIES

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or maintenance margin in connection
with options or futures contracts is not
considered the purchase of a security on
margin.

SHORT SALES                                        This restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money (including through the entry          1940, and the rules and regulations
into                                               promulgated

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
reverse repurchase agreement transactions)         thereunder, as each may be amended from time
or pledge its assets, except that the Fund         to time except to the extent that the Fund
may borrow up to 15% of the value of its           may be permitted to do so by exemptive
total assets (calculated when the loan is          order, SEC release, no-action letter or
made) from banks for temporary,                    similar relief or interpretations
extraordinary or emergency purposes and may        (collectively, the "1940 Act Laws,
pledge up to 15% of the value of its total         Interpretations and Exemptions"). For
assets to secure such borrowings. The Fund         purposes of this restriction, the purchase
will not purchase portfolio securities if          or sale of securities on a when-issued or
its borrowings exceed 5% of its net assets.        delayed delivery basis, reverse repurchase
The purchase or sale of securities on a            agreements, dollar rolls, short sales,
"when-issued" or delayed delivery basis, the       derivative and hedging transactions such as
entry into reverse repurchase agreements and       interest rate swap transactions, and
the purchase and sale of financial futures         collateral arrangements with respect
contracts and collateral arrangements with         thereto, and transactions similar to any of
respect thereto are not deemed to be a             the foregoing, and collateral arrangements
pledge of assets and such arrangements are         with respect thereto, and obligations of the
not deemed to be the issuance of a senior          Fund to [Directors/Trustees] pursuant to
security.                                          deferred compensation arrangements are not
                                                   deemed to be a pledge of assets or the
                                                   issuance of a senior security.

PURCHASING SECURITIES OF A SINGLE ISSUER           The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies or                        meaning of the Investment Company Act of
instrumentalities) if, as a result, with           1940, and the rules and regulations
respect to 75% of the value of the Fund's          promulgated thereunder, as each may be
total assets, more than 5% of the value of         amended from time to time, except to the
the Fund's total assets would be invested in       extent that the Fund may be permitted to do
the securities of a single issuer.                 so by the 1940 Act Laws, Interpretations and
                                                   Exemptions.

PURCHASING SECURITIES OF A SINGLE INDUSTRY         The Fund may not: Purchase any security if
The Fund may not: Purchase any securities          as a result 25% or more of the Fund's total
(other than obligations of the U.S.                assets would be invested in the securities
Government, its agencies and                       of issuers having their principal business
instrumentalities) if, as a result, 25% or         activities in the same industry, except for
more of the value of the Fund's total assets       temporary defensive purposes, and except
(determined at the time of investment) would       that this limitation does not apply to
be invested in the securities of one or more       securities issued or guaranteed by the U.S.
issuers conducting their principal business        government, its agencies or
activities in the same industry, provided          instrumentalities.
that there is no limitation with respect to
money market instruments of domestic banks.
For purposes of this exception, domestic
banks shall include all banks which are
organized under the laws of United States or
a state (as defined in the 1940 Act), U.S.
branches of foreign banks that are subject
to the same regulations as U.S. banks and
foreign branches of domestic banks.

BUYING OR SELLING REAL ESTATE OR INTERESTS         The Fund may not: Buy or sell real estate,
IN REAL ESTATE                                     except that investment in securities of
The Fund may not: Buy or sell real estate or       issuers that invest in real estate and
                                                   investments in

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
interests in real estate, except that the          mortgage-backed securities, mortgage
Fund may purchase and sell securities which        participations or other instruments
are secured by real estate, securities of          supported or secured by interests in real
companies which invest or deal in real             estate are not subject to this limitation,
estate and publicly traded securities of           and except that the Fund may exercise rights
real estate investment trusts. The Fund may        relating to such securities, including the
not purchase interests in real estate              right to enforce security interests and to
limited partnerships which are not readily         hold real estate acquired by reason of such
marketable.                                        enforcement until that real estate can be
                                                   liquidated in an orderly manner.

ACTING AS AN UNDERWRITER                           The restriction will not change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Make investments for the         become non-fundamental.
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Invest in securities of          changed by the Board.
other investment companies, except by
purchases in the open market involving only
customary brokerage commissions and as a
result of which not more than 10% of its
total assets (determined at the time of
investment) would be invested in such
securities, or except as part of a merger,
consolidation or other acquisition.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs, except that the Fund
may invest in the securities of companies
which invest in or sponsor such programs.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
(a) repurchase agreements and (b) loans of         trade claims, loan participations or similar
portfolio securities (limited to 15% of the        investments, or as permitted by the 1940 Act
value of the Fund's total assets).                 Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
                                                   permitted if consistent with the Fund's
                                                   investment objective.

PURCHASING STOCK                                   This restriction will not change, but will
The Fund may not: Purchase common stock or         become non-fundamental.
other voting securities, preferred stock,
warrants or other equity securities, except
as may be permitted by restriction number 9
[relating to investing in securities of
other registered investment companies].

The Fund may not: Enter into reverse               This restriction will be eliminated.
repurchase agreements if, as a result
thereof, the Fund's obligations with respect
to reverse repurchase agreements would
exceed 15% of the value of the Fund's total
assets.

BUYING OR SELLING COMMODITIES OR COMMODITY         The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
The Fund may not: Purchase or sell                 commodities. The Fund may purchase and sell
commodities or commodity contracts, except         (i) derivative, hedging and similar
that the Fund may purchase and sell futures        instruments such as financial futures and
contracts and options thereon.                     options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

PRUDENTIAL CORE INVESTMENT FUND
    SHORT-TERM BOND SERIES
    SHORT-TERM MUNICIPAL BOND SERIES
    NATIONAL MUNICIPAL MONEY MARKET SERIES
    TAXABLE MONEY MARKET SERIES
    GOVERNMENT MONEY MARKET SERIES
    TREASURY MONEY MARKET SERIES

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
[          Series] may not: Purchase
securities on margin (but the Series may
obtain such short-term credits as may be
necessary for the clearance of
transactions); provided that the deposit or
payment by the Series of initial or
maintenance margin in connection with
options or futures contracts is not
considered the purchase of a security on
margin.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
SHORT SALES OF SECURITIES                          This restriction will be eliminated.
[          Series] may not: Make short sales
of securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         [          ] Series may not: Issue senior
OR PLEDGING ASSETS                                 securities or borrow money or pledge its
[          Series] may not: Issue senior           assets, except as permitted by the
securities, borrow money (including through        Investment Company Act of 1940, and the
the entry into reverse repurchase agreement        rules and regulations promulgated
transactions) or pledge its assets, except         thereunder, as each may be amended from time
that the Series may borrow up to 33 1/3% of        to time except to the extent that the Fund
the value of its total assets (calculated          may be permitted to do so by exemptive
when the loan is made) from banks for              order, SEC release, no-action letter or
temporary, extraordinary or emergency              similar relief or interpretations
purposes and may pledge up to 33 1/3% of the       (collectively, the "1940 Act Laws,
value of the Series' total assets to secure        Interpretations and Exemptions"). For
such borrowings. The Series will purchase          purposes of this restriction, the purchase
portfolio securities if its borrowings             or sale of securities on a when- issued or
exceed 5% of the Series' net assets. The           delayed delivery basis, reverse repurchase
purchase or sale of securities on a                agreements, dollar rolls, short sales,
"when-issued" or delayed delivery basis, the       derivative and hedging transactions such as
entry into reverse repurchase agreements and       interest rate swap transactions, and
the purchase and sale of financial futures         collateral arrangements with respect
contracts and collateral arrangements with         thereto, and transactions similar to any of
respect thereto and with respect to the            the foregoing, and collateral arrangements
writing of options and obligations of the          with respect thereto, and obligations of the
Fund to Trustees pursuant to deferred              Series to [Directors/Trustees] pursuant to
compensation arrangements are not deemed to        deferred compensation arrangements are not
be a pledge of assets and such arrangements        deemed to be a pledge of assets or the
are not deemed to be the issuance of a             issuance of a senior security.
senior security.

PURCHASING SECURITIES OF A SINGLE ISSUER           [          ] Series may not: Purchase the
[          Series] may not: Purchase any           securities of any issuer if, as a result,
security (other than obligations of the U.S.       the Series would fail to be a diversified
Government, its agencies or                        company within the meaning of the Investment
instrumentalities) if, as a result, with           Company Act of 1940, and the rules and
respect to 75% of the value of the Series'         regulations promulgated thereunder, as each
total assets, more than 5% of the value of         may be amended from time to time, except to
the Series' total assets would be invested         the extent that the Series may be permitted
in the securities of a single issuer.              to do so by the 1940 Act Laws,
                                                   Interpretations and Exemptions.

PURCHASING SECURITIES OF A SINGLE INDUSTRY         [          ] Series may not: Purchase any
[SHORT-TERM BOND SERIES AND SHORT-TERM             security if as a result 25% or more of the
MUNICIPAL BOND SERIES ONLY]                        Series' total assets would be invested in
[Short-Term Bond Series][Short-Term                the securities of issuers having their
Municipal Bond Series] may not: Purchase any       principal business activities in the same
securities (other than obligations of the          industry, except for temporary defensive
U.S. Government, its agencies and                  purposes, and except that this limitation
instrumentalities) if, as a result, 25% or         does not apply to securities issued or
more of the value of the Series' total             guaranteed by the U.S. government, its
assets (determined at the time of                  agencies or instrumentalities.
investment) would be invested in the
securities of one or more issuers conducting
their principal business

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
activities in the same industry, provided
that there is no limitation with respect to
money market instruments of domestic banks.
For purposes of this exception, domestic
banks shall include all banks which are
organized under the laws of United States or
a state (as defined in the 1940 Act), U.S.
branches of foreign banks that are subject
to the same regulations as U.S. banks and
foreign branches of domestic banks.

BUYING OR SELLING REAL ESTATE OR INTERESTS         [          ] Series may not: Buy or sell
IN REAL ESTATE                                     real estate, except that investment in
[          Series] may not: Buy or sell real       securities of issuers that invest in real
estate or interests in real estate, except         estate and investments in mortgage-backed
that the Series may purchase and sell              securities, mortgage participations or other
securities which are secured by real estate,       instruments supported or secured by
securities of companies which invest or deal       interests in real estate are not subject to
in real estate and publicly traded                 this limitation, and except that the Series
securities of real estate investment trusts.       may exercise rights relating to such
                                                   securities, including the right to enforce
                                                   security interests and to hold real estate
                                                   acquired by reason of such enforcement until
                                                   that real estate can be liquidated in an
                                                   orderly manner.

ACTING AS AN UNDERWRITER                           The restriction will not change.
[          Series] may not: Act as
underwriter except to the extent that, in
connection with the disposition of portfolio
securities, it may be deemed to be an
underwriter under certain federal securities
laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
[          Series] may not: Make investments       become non-fundamental.
for the purpose of exercising control or
management.

MAKING LOANS                                       [          Series] may make loans, including
[          Series] may not: Make loans,            loans of assets of the Series, repurchase
except through (a) repurchase agreements and       agreements, trade claims, loan
(b) loans of portfolio securities (limited         participations or similar investments, or as
to 33 1/3% of the value of the Series' total       permitted by the 1940 Act Laws,
assets).                                           Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Series' investment
                                                   objective.

BUYING OR SELLING COMMODITIES OR COMMODITY         [          Series] may not: Buy or sell
CONTRACTS                                          physical commodities or contracts involving
                                                   physical

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
[          Series] may not: Buy or sell            commodities. The Series may purchase and
commodities or commodity contracts, except         sell (i) derivative, hedging and similar
that the Series may purchase and sell              instruments such as financial futures and
futures contracts and options thereon.             options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Series may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Series' ownership of instruments supported
                                                   or secured thereby until they can be
                                                   liquidated in an orderly manner.

TAX-EXEMPT STATUS [SHORT-TERM MUNICIPAL BOND       This restriction will not change.
SERIES AND NATIONAL MUNICIPAL MONEY MARKET
SERIES ONLY]
The [Short-Term Municipal Bond Series]
[National Municipal Money Market Series]
will, under normal circumstances, invest at
least 80% of its investable assets in bonds
that are exempt from federal income taxes.
However, the interest on such obligations
may be subject to the alternative minimum
tax.

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin, except such short-term credits as
may be necessary for the clearance of
transactions; provided that the deposit or
payment by the Fund of initial or
maintenance margin in connection with
futures or options is not considered the
purchase of a security on margin.

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge its assets, except          1940 Act, and the rules and regulations
that the Fund may borrow from banks up to          promulgated thereunder, as each may be
20% of the value of its total assets               amended from time to time except to the
(calculated when the loan is made) for             extent that the Fund may be permitted to do
temporary, extraordinary or emergency              so by exemptive order, SEC release,
purposes, for the clearance of transactions        no-action letter or similar relief or
or for investment purposes. The Fund may           interpretations (collectively, the "1940 Act
pledge up to 20% of the value of its total         Laws, Interpretations and Exemptions.") For
assets to secure such borrowings. For              purposes of this restriction,

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
purposes of this restriction, the purchase         the purchase or sale of securities on a
or sale of securities on a when-issued or          when- issued or delayed delivery basis,
delayed delivery basis, foreign currency           reverse repurchase agreements, dollar rolls,
forward contracts and collateral                   short sales, derivative and hedging
arrangements relating thereto, and                 transactions, such as interest rate swap
collateral arrangements with respect to            transactions and collateral arrangements
interest rate swap transactions, reverse           thereto, and transactions similar to the
repurchase agreements, dollar roll                 foregoing and collateral arrangements with
transactions, options, futures contracts and       respect thereto, and obligations of the Fund
options thereon and obligations of the Fund        to Directors pursuant to deferred
to Directors pursuant to deferred                  compensation arrangements are not deemed to
compensation arrangements are not deemed to        be a pledge of assets or the issuance of a
be pledge of assets or the issuance of a           senior security.
senior security.

COMMODITIES CONTRACTS                              The Fund may not: Buy or sell physical
The Fund may not: Buy or sell commodities,         commodities or contracts involving physical
commodity contracts, real estate or                commodities. The Fund may purchase and sell
interests in real estate. Transactions in          (i) derivative, hedging and similar
foreign currencies, financial futures              instruments such as financial futures
contracts and forward contracts and any            contracts and options thereon, and
related options thereon are not considered         (ii) securities or instruments backed by, or
by the Fund to be transactions in                  the return from which is linked to, physical
commodities or commodity contracts.                commodities or currencies, such as forward
                                                   currency exchange contracts, and the Fund
                                                   may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.
                                                   The Fund may not: Buy or sell real estate,
                                                   except that investment in securities of
                                                   issuers that invest in real estate and
                                                   investments in mortgage-backed securities,
                                                   mortgage participants or other instruments
                                                   supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
(i) repurchase agreements and (ii) the             trade claims, loan participations or similar
purchase of debt obligations and bank              investments, or as permitted by the 1940 Act
deposits.                                          Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debenture, other debt
                                                   securities or instruments, or participations
                                                   or other interests

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
                                                   therein and investments, in government
                                                   obligations, commercial paper, certificates
                                                   of deposit, banker's acceptances or
                                                   instruments similar to any of the foregoing
                                                   will not be considered the making of a loan,
                                                   and is permitted if consistent with the
                                                   Fund's investment objective.

EXERCISING CONTROL                                 This restriction will not change but will
The Fund may not: Make investments for the         become non-fundamental.
purpose of exercising control or management.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as an underwriter
(except to the extent the Fund may be deemed
to be an underwriter in connection with the
sale of securities in the Fund's investment
portfolio).

FUND CONCENTRATION                                 The Fund may not: Purchase any security if
The Fund may not: Except for securities            as a result 25% or more of the Fund's total
issued or guaranteed by the U.S. government,       assets would be invested in the securities
its agencies or instrumentalities, invest          of issuers having their principal business
25% or more of its total assets at the time        activities in the same industry, except for
of purchase in any one industry or in the          temporary defensive purposes, except that
securities of any central government or            this limitation does not apply to securities
supranational issuer.                              issued or guaranteed by the U.S. government,
                                                   its agencies or instrumentalities.


REQUIRED VOTE


    For each Fund, approval of these Proposals requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.


    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 4(a), 4(b), 4(c), 4(d), 4(e), 4(f) AND 4(g), AS APPLICABLE.

             TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION
                     OR DECLARATION OF TRUST FOR EACH FUND
                                 PROPOSAL NO. 5


    THIS PROPOSAL APPLIES TO EACH FUND AS DESCRIBED BELOW.


BACKGROUND

    The Board of each Fund has approved, submitted for shareholder approval, and recommends that shareholders approve, amendments (collectively, the "Charter Amendments") to each Fund's governing documents, which are either a declaration of trust or articles of incorporation, as applicable (either, a

"Charter"). Each of the Funds is organized and operates under a state Charter (either Maryland, Massachusetts or Delaware). The chart below identifies the applicable state Charter for each Fund.


NAME OF FUND                                                  JURISDICTION
------------                                                  ------------
Cash Accumulation Trust                                       Massachusetts
Special Money Market Fund, Inc.                               Maryland
Prudential Core Investment Fund                               Delaware
Prudential Global Total Return Fund, Inc.                     Maryland
Prudential Institutional Liquidity Portfolio, Inc.            Maryland


    The Charter Amendments are intended to reflect changes to state laws that have occurred over the years, to eliminate unnecessary or unduly burdensome provisions that do not optimally protect the interests of shareholders, to eliminate potential uncertainty regarding the application of certain state laws and to achieve consistent Charter provisions for the Funds in each jurisdiction and, where possible, across jurisdictions. The Board of each Fund believes that approval of the Charter Amendments is in the best interests of the Fund and its shareholders, and recommends that shareholders approve the Charter Amendments for their respective Funds.


    There are certain material differences between the proposed Charter Amendments for each Fund and each Fund's current Charter. These are summarized in the tables appearing at the end of this Proposal. The text of the proposed Charter Amendments is also included in the tables appearing at the end of this Proposal.


    Set forth below is a detailed analysis of the proposed Charter Amendments:


    1. Charter Amendments. Each Charter would be amended to remove any provisions that require shareholder approval for Charter amendments other than for those amendments for which shareholder vote is specifically required by the 1940 Act or other law, if any, and to give the Board of Directors or Trustees the right to amend the Charter without shareholder action to the fullest extent permitted by law.


       THIS AMENDMENT IS INTENDED TO GIVE EACH FUND MAXIMUM FLEXIBILITY TO PERMIT AMENDMENT OF ITS CHARTER BY THE BOARD TO ADDRESS ANY FUTURE CIRCUMSTANCES WITHOUT THE NECESSITY OF THE TIME AND EXPENSE OF OBTAINING A SHAREHOLDER VOTE UNLESS SUCH VOTE IS REQUIRED BY THE 1940 ACT OR OTHER LAW.


       IN ADDITION, EACH MARYLAND FUND CHARTER WOULD BE AMENDED TO SPECIFICALLY RESERVE THE FUND'S RIGHT TO ALTER THE "CONTRACT RIGHTS" OF OUTSTANDING SHARES, IN ORDER TO CLARIFY THAT THE FUND IS EXEMPT FROM CERTAIN MARYLAND APPRAISAL RIGHTS STATUTES. UNDER MARYLAND LAW, A SHAREHOLDER MAY BE ENTITLED TO REQUIRE A CORPORATION TO PAY "FAIR VALUE" FOR HER SHARES IF A CHARTER AMENDMENT SUBSTANTIALLY ADVERSELY AFFECTS HER RIGHTS AS A SHAREHOLDER. WE DO NOT BELIEVE ANY OF THE MARYLAND FUNDS ARE CURRENTLY SUBJECT TO SUCH STATUTES, BECAUSE MARYLAND LAW GENERALLY DENIES APPRAISAL RIGHTS TO SHAREHOLDERS OF PUBLIC COMPANIES AND OF OPEN-END INVESTMENT COMPANIES. HOWEVER, THE BOARD OF DIRECTORS OF EACH MARYLAND FUND HAS DETERMINED THAT IT IS IN THE BEST INTEREST OF EACH MARYLAND FUND AND ITS SHAREHOLDERS TO REDUCE, TO THE EXTENT POSSIBLE, ANY UNCERTAINTY REGARDING THE POTENTIAL APPLICATION OF THE APPRAISAL STATUTES TO THE MARYLAND FUNDS. FINALLY, EACH MARYLAND CHARTER WOULD BE AMENDED TO CLARIFY THAT THE BOARD OF DIRECTORS, WITHOUT SHAREHOLDER ACTION, CAN INCREASE OR DECREASE THE AGGREGATE NUMBER OF SHARES, OR THE NUMBER OF SHARES IN ANY CLASS OR SERIES, THAT THE FUND HAS AUTHORITY TO ISSUE. ALTHOUGH WE BELIEVE THAT THE MARYLAND FUNDS HAVE THEIR POWER UNDER MARYLAND LAW, THE BOARD OF DIRECTORS OF EACH MARYLAND FUND BELIEVES IT IS IN THE BEST INTEREST OF EACH MARYLAND FUND TO ELIMINATE ANY POTENTIAL UNCERTAINTY REGARDING THIS AUTHORITY.

    2. Redemption Provisions. Each Massachusetts Fund Charter would be amended, if necessary, to give the Board of Trustees the authority to redeem shares for any reason under terms set by the Board of Trustees, including the failure by a shareholder to provide required information or maintain a minimum required investment. Any such required redemption would be effected at the redemption price, and in accordance with the redemption procedures for voluntary redemptions. The Maryland Fund Charters already provide for redemption rights; as permitted by state law, these Fund Charters would be amended to allow for redemptions at net asset value less any redemption fee or other charge as may be fixed by resolution of the Board. The Delaware Fund Charters already provide for redemption and will not require amendment.

       THIS AMENDMENT IS INTENDED TO ALLOW EACH MASSACHUSETTS FUND TO BE OPERATED MORE EFFICIENTLY BY PERMITTING REDEMPTION AT THE DISCRETION OF THE BOARD OF TRUSTEES, AND ALLOCATING REDEMPTION COSTS ONLY TO THE AFFECTED SHARES.

In addition, each Maryland Fund Charter would be amended to clarify that a redemption by such Fund, even if it is of all of the outstanding shares of a series or class, will not constitute a "liquidation" under Maryland law that would require a shareholder vote. ABSENT THIS EXPLICIT PROVISION, IT WOULD NOT ALWAYS BE CLEAR UNDER MARYLAND LAW WHETHER SUCH A VOTE WOULD BE REQUIRED. THIS UNCERTAINTY COULD CAUSE THE FUND TO INCUR THE COSTS, AND SHAREHOLDERS TO INCUR THE INCONVENIENCE, OF HOLDING A SHAREHOLDER VOTE TO REDEEM THE SHARES.


    3. Quorum; Action by Stockholders. Each Charter would be amended to provide that a quorum would be one-third of the outstanding shares of a Fund entitled to be cast at a meeting. In addition, the amendment would clearly provide that one-third of all votes entitled to be cast on a specific matter would be sufficient to constitute a quorum for that matter, even if only some of the outstanding classes or series are entitled to vote on that matter. In addition, each Massachusetts and Maryland Fund Charter would be amended to require a plurality vote in the election of Directors or Trustees and would be amended to require that other matters can be approved by a majority of votes cast at a meeting at which a quorum is present, subject in all cases to any higher vote requirements under the 1940 Act or applicable state law.


       THIS AMENDMENT IS INTENDED TO INCREASE THE LIKELIHOOD THAT A QUORUM WILL BE PRESENT AT ALL SHAREHOLDER MEETINGS TO AVOID THE TIME AND EXPENSE OF CONTINUED SOLICITATION.


    4. Number of Trustees. Each Delaware and Massachusetts Charter (or By-laws) would be amended to provide that the number of Directors or Trustees would be as determined pursuant to a written instrument or the By-laws, which generally allow the Directors or Trustees to establish the number, without setting any maximum. However, if a maximum is required by applicable law, it would be set at 20 Directors or Trustees.


       THIS AMENDMENT IS INTENDED TO GIVE EACH FUND MAXIMUM FLEXIBILITY WITH RESPECT TO THE NUMBER OF TRUSTEES.


    5. Board Authority to Classify and Reclassify Stock. Each Massachusetts Fund Charter would specifically authorize the Board of Directors or Trustees to classify and reclassify its stock and in the case of the Delaware Charters, to increase the number of shares available for issuance. Core Fund's Delaware Charter already contains comparable provisions.


       THIS AMENDMENT IS INTENDED TO GIVE EACH FUND MAXIMUM FLEXIBILITY WITH RESPECT TO THE CLASSIFICATION AND ISSUANCE OF SHARES.

    6. Adjournments. The By-laws (or Charter) of each Fund would be amended to clarify that a meeting of shareholders may be adjourned by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn whether or not a quorum is present.

       THIS AMENDMENT IS INTENDED TO CLARIFY THE PROCEDURE AND REQUISITE VOTE FOR ADJOURNING SHAREHOLDER MEETINGS AND TO AVOID HAVING TO RE-NOTICE THE MEETING WITH ITS ATTENDANT TIME AND EXPENSE TO THE FUND.

    7. Derivative Actions. Each Massachusetts Fund Charter would be amended to set forth the requirements for the bringing of a derivative action on behalf of the Fund by a shareholder. Such requirements would include the making of pre-suit demand upon the Trustees by shareholders who collectively hold at least 10% of the outstanding shares and the consideration of any shareholders' pre-suit demand by independent Trustees.


       THIS AMENDMENT IS INTENDED TO ALLOW EACH MASSACHUSETTS FUND TO LIMIT LITIGATION ON BEHALF OF THE FUND TO THOSE SITUATIONS WHERE IT IS SUPPORTED BY SHAREHOLDERS WITH A MATERIAL STAKE IN THE FUND AND TO ADDRESS THE NEED FOR THE EVALUATION OF THE MERITS OF A POTENTIAL LAWSUIT BY DISINTERESTED TRUSTEES.



    8. Master/Feeder Transactions. Each Maryland and Massachusetts Fund Charter would be amended to permit the Directors or Trustees to invest the property of the Fund or any series thereof in cash or securities of other investment companies. The CAT Charter would be amended to permit the Trustees to merge, consolidate or sell substantially all of the assets of the Trust (or a Series) without a shareholder vote.



       THIS AMENDMENT IS INTENDED TO GIVE EACH FUND MAXIMUM FLEXIBILITY REGARDING IMPLEMENTING A MASTER/ FEEDER STRUCTURE, AND TO ALLOW THE BOARD OF TRUSTEES TO REORGANIZE CAT.



    9. Shareholder Voting. The Charters for each Massachusetts Fund would be amended to permit dollar based voting by the shareholders. The provision would provide that with respect to each matter submitted to a shareholder vote, the Trustees could determine whether the shareholder vote would be done on a per share basis or net asset value basis. Maryland Fund Charters that consist of series funds would be amended to require dollar based voting by the shareholders. In addition, each Massachusetts and Delaware Fund Charter would be amended to limit the requirement of a shareholder vote to the election and removal of Directors or Trustees and to additional matters as to which shareholder approval is required under the 1940 Act.



       THIS AMENDMENT IS INTENDED TO GIVE EACH MASSACHUSETTS FUND MAXIMUM FLEXIBILITY REGARDING THE APPLICABILITY OF SHAREHOLDER VOTING, TO MORE FAIRLY ALLOCATE VOTING POWER FOR MARYLAND SERIES FUNDS, AND TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS AND THE ATTENDANT EXPENSE TO THE FUNDS.



    10. Termination of Fund, Series or Class. Each Massachusetts and Delaware Fund Charter would be amended to provide that the Directors or Trustees would have the authority to dissolve the Fund or any series or class without shareholder approval.



       THIS AMENDMENT IS INTENDED TO ALLOW THE TRUSTEES TO LIQUIDATE THE FUND OR ANY SERIES AND TO DISTRIBUTE ANY NET ASSETS TO SHAREHOLDERS WITHOUT FIRST OBTAINING A SHAREHOLDER VOTE.


    11. Election of Trustees. Each Massachusetts and Delaware Fund Charter would be amended to provide that the calling of a shareholders' meeting for the election of Directors or Trustees when less than a majority of Trustees holding office had been elected by the shareholders would only be required to the extent that the calling of such a meeting was required under the 1940 Act.

       THIS AMENDMENT IS INTENDED TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS FOR THE ELECTION OF TRUSTEES AND THE ATTENDANT EXPENSE TO THE FUNDS.


    12. Indemnification and Limited Liability. The Maryland Fund Charters would be amended to provide for uniform indemnification, including advance of expenses, of each Fund's current and former directors and officers to the full extent required or permitted by law, and for other employees and agents to the extent authorized by the Board of Directors or the Fund's By-laws and as permitted by law. The Charter for Special Money would also be amended to provide that Directors and officers will not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty, to the extent permitted by law, to conform its Charter to the existing Charter provisions of the other Maryland Funds. Pursuant to

Maryland law, this provision specifically does not protect a Director or officer from liability for (a) receipt of an improper benefit or profit or (b) active and deliberate dishonesty.



       THIS AMENDMENT IS INTENDED TO ENSURE THAT THE MARYLAND FUND CHARTERS ARE CONSISTENT WITH EACH OTHER AND RELEVANT MARYLAND LAW. IN ADDITION, WE BELIEVE THESE PROVISIONS WILL ENABLE THE MARYLAND FUNDS TO ATTRACT AND RETAIN THE MOST HIGHLY QUALIFIED PERSONNEL.



                DELAWARE SUMMARY AND TEXT OF CHARTER AMENDMENTS



                       DECLARATION OF TRUST AMENDMENTS                QUORUM
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                     REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
----                   ---------------  ---------------  ---------------  ---------------
Prudential Core        A vote of        The Trustees     The quorum       The quorum
Investments Fund       shareholders is  would have       requirement is   requirement
                       required for     authority to     40% of the       would be one-
                       amendments that  approve all      shares entitled  third of the
                       (i) affect the   amendments for   to vote at a     shares entitled
                       voting rights    routine and      meeting, except  to vote at a
                       of               non- routine     when a larger    meeting, except
                       shareholders,    matters other    quorum is        when a larger
                       (ii) amend the   than those       required by      quorum is
                       amendment        matters that     applicable law,  required by the
                       provision of     are required to  the Declaration  1940 Act, the
                       the              be approved by   or the By-Laws.  Declaration or
                       Declaration,     shareholders                      the By-Laws.
                       (iii) are        under the 1940
                       required to be   Act.
                       approved by
                       shareholders
                       under
                       applicable law,
                       and (iv) are
                       submitted to
                       the
                       shareholders by
                       the Trustees.



                              NUMBER OF TRUSTEES                   ADJOURNMENTS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                     REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
----                     -----------       ---------       -----------       ---------
Prudential Core        The number of    The number of    The existing     Shareholders
Investments Fund       Trustees shall   Trustees would   By- Laws do not  holding a
                       at all times be  be such number   contain an       majority of the
                       at least one     as is            express          outstanding
                       and no more      determined by    provision        shares present
                       than 15, as      the Trustees     regarding the    and entitled to
                       determined from  from time to     requirements     vote on
                       by the Trustees  time but at      for adjournment  adjournment of
                       from time to     least one.       of a             a meeting would
                       time.                             shareholders'    have authority
                                                         meeting.         to adjourn a
                                                                          shareholders
                                                                          meeting whether
                                                                          or not a quorum
                                                                          is present at
                                                                          the meeting.

                                                   TERMINATION OF FUND, SERIES OR
                           SHAREHOLDER VOTING                  CLASS
                       --------------------------  ------------------------------
                         EXISTING      PROPOSED       EXISTING        PROPOSED
FUND                   REQUIREMENT    AMENDMENT     REQUIREMENT      AMENDMENT
----                   -----------    ---------     -----------      ---------
Prudential Core        Shareholders  Shareholders  The Fund and    The Fund and
Investments Fund       have the      would have    any Series or   any Series or
                       power to      the power to  Class of        Class of
                       vote for the  vote for the  shares may be   shares may be
                       election and  election and  dissolved at    dissolved at
                       removal of    removal of    any time by     any time by
                       Trustees and  Trustees and  vote of a       the Trustees
                       such          such          majority of     without
                       additional    additional    the shares of   shareholder
                       Fund matters  Fund matters  each Series     approval.
                       as may be     as may be     entitled to
                       required by   required by   vote, voting
                       applicable    the 1940      separately by
                       law.          Act.          Series, or by
                                                   the Trustees
                                                   by written
                                                   notice to the
                                                   shareholders.



                             ELECTION OF TRUSTEES
                       --------------------------------
                          EXISTING         PROPOSED
FUND                     REQUIREMENT       AMENDMENT
----                     -----------       ---------
Prudential Core        If less than     If less than
Investments Fund       the majority of  the majority of
                       Trustees         Trustees
                       holding office   holding office
                       have been        have been
                       elected by       elected by
                       shareholders, a  shareholders, a
                       shareholders'    shareholders'
                       meeting must be  meeting for the
                       called for the   election of
                       election of      Trustees would
                       Trustees.        be called to
                                        the extent it
                                        is required by
                                        the 1940 Act.



    Set out below is the text of the proposed Charter Amendments summarized in the preceding table:



    - Amend Section 2 of Article I of the Declaration to add the following definition:



    "Prior Declaration of Trust" means the original declaration of trust of the Trust as in effect from time to time up to the effectiveness of this Declaration of Trust;



    - Amend Section 1 of Article IV of the Declaration to delete the first two sentences thereof in their entirety and replace them with one sentence to read as follows:



    The number of Trustees shall be the number established under or pursuant to the Prior Declaration of Trust or such number as is determined, from time to time, by the Trustees pursuant to Section 3 of this Article IV but shall at all times be at least one.

    - Amend the fourth sentence of Section 1 of Article IV of the Declaration in its entirety to read as follows:



    In the event that less than the majority of Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees.



    - Amend the first sentence of Section 1 of Article V of the Declaration in its entirety to read as follows:



    The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Article IV,
    Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.



    - Amend the first and second sentences of Section 2 of Article V of the Declaration in their entirety to read as follows:



    Except when a larger quorum is required by federal law, including the 1940 Act, by the By-Laws or by this Declaration of Trust, one-third of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or Classes) is to vote as a single class separate from any other Shares, one-third of the Shares of all such Series (or Classes) entitled to vote shall constitute a quorum at a Shareholders' meeting of such Series (or Classes).



    - Amend Section 2 of Article VIII of the Declaration in its entirety to read as follows:



    Section 2.  TERMINATION OF THE TRUST OR ANY SERIES OR CLASS.



        (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series and each Class thereof.



        (b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution. Thereupon, any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 2(c) of Article VI of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).



        (c) Following completion of winding up of the Trust's business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.



    - Amend Section 4 of Article VIII of the Declaration in its entirety to read as follows:



    Section 4. AMENDMENTS. Except as specifically provided in this Section 4, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote
(i) on any amendment that is required to be approved by Shareholders pursuant to the 1940 Act and (ii) on any amendment submitted to the Shareholders by the Trustees at their discretion. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall only affect the Shareholders of one or more Series or one or more Classes shall be authorized by a vote of only the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 4 of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 of this Declaration of Trust or as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as the Trustees deem necessary or desirable.



    - Amend Section 1 of Article III of the By-Laws to add a sentence at the end thereof to read as follows:



    Any meeting of Shareholders may be adjourned one or more times from time to time to another time or place by Shareholders holding a majority of the outstanding Shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present.

                MARYLAND SUMMARY AND TEXT OF CHARTER AMENDMENTS


     FUND       CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Global Total    Existing Requirement:       Existing Requirement:       Existing:
Return          The Charter reserves the    The presence, in person or  The Charter provides that,
                Fund's right to adopt       by proxy, of a majority of  to the extent permitted by
                Charter amendments to the   all votes entitled to be    law, a director or officer
                extent permitted by law.    cast at the meeting.        of the Fund shall not be
                For minor matters such as                               liable to the Fund or its
                name changes, and changes   PROPOSED AMENDMENT:         shareholders for monetary
                in the par value or         THE PRESENCE, IN PERSON OR  damages for breach of
                designation of Shares, the  BY PROXY, OF ONE-THIRD OF   fiduciary duty.
                Fund can amend the Charter  ALL VOTES ENTITLED TO BE
                without shareholder         CAST AT THE MEETING OR ON   PROPOSED AMENDMENT
                approval.                   A MATTER WOULD CONSTITUTE   NO CHANGE PROPOSED.
                                            A QUORUM FOR THE MEETING
                PROPOSED AMENDMENT:         OR SUCH MATTER.
                THE EXISTING CHARTER        (SEE (2) BELOW.)
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE USED
                IN OTHER MARYLAND FUND
                CHARTERS (SEE (1) BELOW),
                AND TO SPECIFICALLY
                INDICATE THAT THE FUND
                RESERVES THE RIGHT TO
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                STOCK. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                FUND HAS AUTHORITY TO
                ISSUE.

     FUND       INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Global Total    Existing:                   Existing:                   Existing Requirement:       Existing:
Return          The Fund's Charter          No provision.               One vote for each share     No provision.
                provides that the Fund                                  held.
                shall indemnify directors   PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and officers to the         THE FUND WOULD HAVE         PROPOSED AMENDMENT:         THE FUND WOULD HAVE
                fullest extent permitted    EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                by law, including by        INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                advance of expenses, and    IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                the Fund's Bylaws provide   OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                that the Fund shall         COMPANIES. (SEE (6)(B)                                  DIRECTORS, FROM THE AMOUNT
                indemnify directors,        BELOW.)                                                 PAYABLE TO SHAREHOLDERS IN
                officers, employees and                                                             CONNECTION WITH A
                agents against judgments,                                                           REDEMPTION BY SHAREHOLDERS
                fines, settlements and                                                              OR BY THE FUND. CLARIFIES
                expenses to the fullest                                                             THAT THE FUND CAN REDEEM
                extent permitted by law,                                                            ALL OUTSTANDING SHARES IN
                including by advance of                                                             A SERIES OR CLASS WITHOUT
                expenses.                                                                           A SHAREHOLDER VOTE. (SEE 7
                                                                                                    BELOW.)
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE
                INCLUDED IN THE OTHER
                MARYLAND FUND CHARTERS
                (SEE (5) BELOW), AND TO
                INCLUDE AUTHORITY FOR THE
                FUND TO INDEMNIFY
                EMPLOYEES AND AGENTS OTHER
                THAN DIRECTORS AND
                OFFICERS TO THE EXTENT
                APPROVED BY THE BOARD OF
                DIRECTORS AND PERMITTED BY
                LAW. INDEMNIFICATION OF
                PERSONS OTHER THAN
                OFFICERS AND DIRECTORS
                CURRENTLY APPEARS ONLY IN
                THE FUND'S BYLAWS.

     FUND       CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


PILP            Existing Requirement:       Existing Requirement:       Existing:
                The Charter reserves the    The presence in person or   The Charter provides that,
                Fund's right to adopt       by proxy of one- third of   to the extent permitted by
                Charter amendments to the   all votes entitled to be    law, a director or officer
                extent permitted by law.    cast at a meeting, or on a  of the Fund shall not be
                For minor matters such as   matter on which fewer than  liable to the Fund or its
                name changes, and changes   all shares are entitled to  shareholders for monetary
                in the par value or         vote, constitutes a quorum  damages for breach of
                designation of Shares, the  for the meeting or such     fiduciary duty.
                Fund can amend the Charter  matter.
                without shareholder                                     PROPOSED AMENDMENT:
                approval.                   PROPOSED AMENDMENT:         NO CHANGE PROPOSED.
                                            NO CHANGE PROPOSED.
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE USED
                IN OTHER MARYLAND FUND
                CHARTERS (SEE (1) BELOW),
                AND TO SPECIFICALLY
                INDICATE THAT THE FUND
                RESERVES THE RIGHT TO
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                STOCK. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                FUND HAS AUTHORITY TO
                ISSUE.

     FUND       INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
PILP            Existing:                   Existing Requirement:       Existing Requirement:       Existing:
                The Fund's Bylaws provide   No provision.               One vote for each share     No provision.
                that the Fund shall                                     held.
                indemnify directors,        PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                officers, employees and     THE FUND WOULD HAVE         PROPOSED AMENDMENT:         THE FUND WOULD HAVE
                agents against judgments,   EXPLICIT AUTHORITY TO       ONE VOTE FOR EACH DOLLAR    EXPLICIT AUTHORITY TO
                fines, settlements and      INVEST ASSETS IN CASH OR    OF NET ASSET VALUE          SUBTRACT REDEMPTION FEES
                expenses to the extent      IN INTERESTS ISSUED BY      REPRESENTED BY SHARES       AND OTHER CHARGES, AS
                permitted by law, unless    OTHER INVESTMENT            HELD. (SEE (3) BELOW.)      DETERMINED BY THE BOARD OF
                such person acted with      COMPANIES. (SEE (6)                                     DIRECTORS, FROM THE AMOUNT
                willful misfeasance, bad    BELOW.)                                                 PAYABLE TO SHAREHOLDERS IN
                faith, gross negligence,                                                            CONNECTION WITH A
                or reckless disregard of                                                            REDEMPTION BY SHAREHOLDERS
                duty. The Charter does not                                                          OR BY THE FUND. CLARIFIES
                include any corresponding                                                           THAT THE FUND CAN REDEEM
                provisions.                                                                         ALL OUTSTANDING SHARES IN
                                                                                                    A SERIES OR CLASS WITHOUT
                PROPOSED AMENDMENT:                                                                 A SHAREHOLDER VOTE. (SEE 7
                THE CHARTER WOULD INCLUDE                                                           BELOW.)
                A PROVISION (SEE (5)
                BELOW) PROVIDING THAT THE
                FUND SHALL INDEMNIFY
                (a) CURRENT AND FORMER
                DIRECTORS AND OFFICERS, TO
                THE FULL EXTENT REQUIRED
                OR PERMITTED BY LAW,
                INCLUDING BY ADVANCE OF
                EXPENSES; AND (b) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

     FUND       CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY


Special Money   Existing Requirement:       Existing Requirement:       Existing:
                The Charter reserves the    The presence, in person or  The Fund's Bylaws provide
                Fund's right to adopt       by proxy, of a majority of  that directors, officers,
                Charter amendments to the   all votes entitled to be    employees and agents shall
                extent permitted by law.    cast at the meeting.        not be liable to the Fund
                For minor matters such as                               or its shareholders,
                name changes, and changes   PROPOSED AMENDMENT:         officers, directors,
                in the par value or         THE PRESENCE, IN PERSON OR  employees or others, for
                designation of Shares, the  BY PROXY, OF ONE-THIRD OF   any action or failure to
                Fund can amend the Charter  ALL VOTES ENTITLED TO BE    act except for willful
                without shareholder         CAST AT THE MEETING OR ON   misfeasance, bad faith,
                approval.                   A MATTER WOULD CONSTITUTE   gross negligence or
                                            A QUORUM FOR THE MEETING    reckless disregard of the
                PROPOSED AMENDMENT:         OR SUCH MATTER. (SEE (2)    duties involved in the
                THE EXISTING CHARTER        BELOW.)                     conduct of their office.
                PROVISION WOULD BE REVISED                              The Charter does not
                TO MATCH THE LANGUAGE USED                              include any similar
                IN OTHER MARYLAND FUND                                  limitation on liability.
                CHARTERS (SEE (1) BELOW),
                AND TO SPECIFICALLY                                     PROPOSED AMENDMENT:
                INDICATE THAT THE FUND                                  THE CHARTER WOULD PROVIDE
                RESERVES THE RIGHT TO                                   THAT DIRECTORS AND
                CHANGE THE "CONTRACT                                    OFFICERS WOULD NOT BE
                RIGHTS" OF OUTSTANDING                                  LIABLE TO THE FUND OR ITS
                STOCK. IN ADDITION, THE                                 SHAREHOLDERS FOR MONETARY
                CHARTER WOULD CLARIFY THAT                              DAMAGES FOR BREACH OF
                THE BOARD OF DIRECTORS,                                 FIDUCIARY DUTIES, TO THE
                WITHOUT SHAREHOLDER                                     EXTENT PERMITTED BY LAW.
                ACTION, CAN INCREASE OR                                 TO BE EFFECTIVE IN
                DECREASE THE AGGREGATE                                  MARYLAND, THIS PROVISION
                NUMBER OF SHARES THAT THE                               MUST APPEAR IN THE
                FUND HAS AUTHORITY TO                                   CHARTER. NO SUBSEQUENT
                ISSUE.                                                  MODIFICATION OR REPEAL OF
                                                                        THIS PROVISION COULD
                                                                        REVOKE THIS PROTECTION FOR
                                                                        EVENTS BETWEEN ADOPTION OF
                                                                        THE PROVISION AND SUCH
                                                                        MODIFICATION OR REPEAL.
                                                                        (SEE (4) BELOW.)

     FUND       INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES
                                                                                                    AND VOTE
Special Money   Existing:                   Existing:                   Existing Requirement:       Existing:
                The Fund's Charter          No provision.               One vote for each share     No provision.
                provides that the Fund                                  held.
                shall indemnify directors   PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and officers to the         THE FUND WOULD HAVE         PROPOSED AMENDMENT:         THE FUND WOULD HAVE
                fullest extent permitted    EXPLICIT AUTHORITY TO       ONE VOTE FOR EACH DOLLAR    EXPLICIT AUTHORITY TO
                by law, including by        INVEST ASSETS IN CASH OR    OF NET ASSET VALUE          SUBTRACT REDEMPTION FEES
                advance of expenses, and    IN INTERESTS ISSUED BY      REPRESENTED BY SHARES       AND OTHER CHARGES, AS
                the Fund's Bylaws provide   OTHER INVESTMENT            HELD. (SEE (3) BELOW.)      DETERMINED BY THE BOARD OF
                that the Fund shall         COMPANIES. (SEE (6)                                     DIRECTORS, FROM THE AMOUNT
                indemnify directors,        BELOW.)                                                 PAYABLE TO SHAREHOLDERS IN
                officers, employees and                                                             CONNECTION WITH A
                agents against judgments,                                                           REDEMPTION BY SHAREHOLDERS
                fines, settlements and                                                              OR BY THE FUND. CLARIFIES
                expenses to the fullest                                                             THAT THE FUND CAN REDEEM
                extent permitted by law,                                                            ALL OUTSTANDING SHARES IN
                including by advance of                                                             A SERIES OR CLASS WITHOUT
                expenses, unless such                                                               A SHAREHOLDER VOTE. (SEE 7
                person acted in willful                                                             BELOW.)
                misfeasance, bad faith,
                gross negligence, or
                reckless disregard of
                duty.
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE
                INCLUDED IN THE OTHER
                MARYLAND FUND CHARTERS
                (SEE (5) BELOW), AND TO
                INCLUDE AUTHORITY FOR THE
                FUND TO INDEMNIFY
                EMPLOYEES AND AGENTS OTHER
                THAN DIRECTORS AND
                OFFICERS TO THE EXTENT
                APPROVED BY THE BOARD OF
                DIRECTORS AND PERMITTED BY
                LAW. INDEMNIFICATION OF
                PERSONS OTHER THAN
                OFFICERS AND DIRECTORS
                CURRENTLY APPEARS ONLY IN
                THE FUND'S BYLAWS.



    The text of the proposed Charter Amendments summarized in the preceding table is set forth below:



        (1) The Corporation reserves the right from time to time to make any amendments to the charter of the Corporation which may now or hereafter be authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter of the Corporation, of any shares of its outstanding stock by classification, reclassification, or otherwise. In clarification and not limitation of the foregoing, a majority of the entire Board of Directors, without action by the stockholders, may amend the charter of the Corporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. (all Maryland Funds.)



        (2) At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the meeting constitutes a quorum. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast on any matter shall constitute a quorum for action on that matter (including matters on which fewer than all classes or series are entitled to vote). (all Maryland Funds except PILP.)



        (3) Unless otherwise expressly provided in the charter of the Corporation, on each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each dollar of net asset value represented by each share standing in his name on the books of the Corporation, irrespective of the series or class thereof, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock. (PILP and Special Money.)



        (4) A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal. (Special Money.)



        (5) The Corporation shall indemnify (A) its current and former directors and officers, whether serving or having served the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the Investment Company Act of 1940), including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. (all Maryland Funds.)



        (6) The Board of Directors is explicitly authorized to, without action by stockholders (unless such approval is required by the Investment Company Act of 1940), invest all or a portion of the assets of any series or class, or dispose of all or a portion of the assets of any series or class and invest the proceeds of such disposition, in cash or in interests issued by one or more other investment companies registered under the Investment Company Act of 1940. The Board of Directors is explicitly authorized to, without action by stockholders, cause a series or class that is organized in the master/feeder fund structure to withdraw or redeem its assets from the master fund and cause such series or class to invest its assets directly in cash or in securities and other financial instruments or in another master fund. (Amendment proposed for all Maryland Funds.)



        (7) The appropriate sections of the Maryland Charters shall be modified to reflect the provisions set forth below,



           All redemptions, whether by a stockholder or by the Corporation, shall be at a redemption price equal to the current net asset value per share as determined by the Board of Directors from time to time in accordance with the provisions of the charter and applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. A redemption by the Corporation in accordance with the charter of the Corporation, even if it is for all the shares of a series or class, shall not be considered a liquidation requiring a vote of stockholders. (all Maryland Funds.)



              MASSACHUSETTS SUMMARY AND TEXT OF CHARTER AMENDMENTS



                                                                        SHAREHOLDERS MEETINGS IF LESS THAN A MAJORITY OF
                           SHARE CLASSIFICATION OR RECLASSIFICATION             TRUSTEES ELECTED BY SHAREHOLDERS
                        ----------------------------------------------  ------------------------------------------------
FUND                     EXISTING REQUIREMENT     PROPOSED AMENDMENT     EXISTING REQUIREMENT      PROPOSED AMENDMENT
----                    ----------------------  ----------------------  -----------------------  -----------------------
Cash Accumulation       No applicable           Trustees would have     No applicable            In the event less than
Trust                   provision.              power, in their         provision.               a majority of Trustees
                                                discretion, to                                   have been elected by
                                                classify or reclassify                           the Shareholders, to
                                                any unissued Shares of                           the extent required by
                                                a series or class, or                            the 1940 Act, but only
                                                any Shares of any                                to such extent, the
                                                series or class                                  Trustees then in office
                                                previously issued and                            would be required to
                                                thereafter reacquired                            call a Shareholders'
                                                by the Trust, into one                           meeting for the
                                                or more series or                                election of Trustees.
                                                classes that may be
                                                established and
                                                designated from time
                                                to time.



                                DOLLAR VOTING             SHAREHOLDER DERIVATIVE ACTIONS                QUORUM
                       --------------------------------  --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                     REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
----                   ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Cash Accumulation      No applicable    Trustees,        No Applicable    In order to      Holders of a     Holders of one-
Trust                  provision.       without the      Provision.       bring            majority of      third of the
                                        vote of the                       derivative       outstanding      Shares entitled
                                        Shareholders,                     action,          shares of the    to vote on a
                                        would determine                   Shareholder      Trust or series  matter would be
                                        on any vote put                   must (a) make a  of the Trust     a quorum.
                                        to the                            pre-suit demand  present in       Shares that
                                        Shareholders                      on the Trustees  person or by     abstain or for
                                        whether voting                    who do not have  proxy and        which the
                                        will be per                       a financial      entitled to      broker or
                                        Share voting or                   interest in the  vote             nominee cannot
                                        dollar voting                     suit,            constitutes a    vote on all
                                        (net asset                        (b) obtain       quorum. [NOTE:   matters would
                                        value times                       holders of at    Existing         count for the
                                        number of                         least 10% of     Requirement      purpose of
                                        shares owned).                    outstanding      appears in the   determining a
                                                                          Shares to join   Fund's By-Laws]  quorum.
                                                                          such request
                                                                          and (c) afford
                                                                          the Trustees a
                                                                          reasonable
                                                                          amount of time
                                                                          to respond.

                                                              PROCEDURE FOR CHARTER
                             MANDATORY REDEMPTION                   AMENDMENTS                      REORGANIZATION
                       --------------------------------  --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED         EXISTING         PROPOSED
TRUST                    REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
-----                    -----------       ---------       -----------       ---------       -----------       ---------
Cash Accumulation      Only for         Any time         All charter      Trustees,        No applicable    Reorganization
Trust                  excessively      (a) if the       amendments,      without          provision.       would require
                       large or small   Trustees         other than       Shareholder                       either
                       accounts.        determine in     clean-up         action, would                     (a) vote of
                                        their sole       matters such as  be authorized                     2/3 of Shares
                                        discretion that  name changes,    to amend                          of each Series
                                        redemption is    require the      charter so long                   of the Trust
                                        in the best      approval of a    as such                           (or Series
                                        interests of     majority of the  amendment does                    being
                                        the              Shares of each   not adversely                     reorganized)
                                        Shareholders or  Series           affect the                        (b) majority of
                                        the holder of    outstanding and  rights of any                     outstanding
                                        the Shares of a  entitled to      Shareholder.                      shares of each
                                        series, or       vote.                                              Series of the
                                        (b) for                                                             Trust (or
                                        account                                                             series being
                                        maintenance                                                         reorganized) if
                                        purposes.                                                           recommended by
                                                                                                            Trustees or
                                                                                                            (c) vote of a
                                                                                                            majority of the
                                                                                                            Trustees.
                                                                                                            Shareholders
                                                                                                            would not have
                                                                                                            appraisal
                                                                                                            rights in a
                                                                                                            reorganization.
                                                                                                            Trustees would
                                                                                                            have the power,
                                                                                                            without a vote
                                                                                                            of the
                                                                                                            Shareholders,
                                                                                                            to invest the
                                                                                                            property of the
                                                                                                            Trust or any
                                                                                                            series in one
                                                                                                            or more other
                                                                                                            investment
                                                                                                            companies.



    The text of the proposed Charter Amendments summarized in the preceding table is set out below:



    - ARTICLE III, Section 1 of the Declaration shall be amended to add the following sentence to the end of Section 1:



       The Trustees, in their discretion, without a vote of Shareholders, may classify or reclassify any unissued Shares of a series or class, or any Shares of any series or class previously issued and thereafter reacquired by the Trust, into Shares of one or more other series or classes that may be established and designated from time to time.



    - ARTICLE IV, Section 2 of the Declaration shall be amended to add the following sentences at the end of Section 2:



       In the event that less than the majority of Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. The Trustees may designate a Trustee who has resigned or retired "Trustee Emeritus", with such rights and responsibilities as they shall specify by resolution.

    - ARTICLE V of the Declaration shall be amended in its entirety as follows:



       General



       Section 1. Shareholders shall have such power to vote as is provided for, and may hold meetings and take actions pursuant to the provisions of the By-Laws.



       Quorum and Required Vote



       Section 2. One-third of the Shares entitled to vote on a matter shall be a quorum for the transaction of business with respect to such matter at a Shareholders' meeting. Shares that abstain or do not vote with respect to one or more proposals presented for Shareholder approval at any Shareholders' meeting and Shares held in "street name" as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote with respect to a particular proposal, will be counted for purposes of determining whether a quorum is present at a meeting, but will not be counted as Shares voted with respect to any such proposal. A majority of the shares present at a meeting (regardless of whether they are authorized to vote on all the matters to be presented to the meeting) shall be sufficient to approve adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares represented at a meeting at which a quorum is present shall decide any question, except
       (1) a plurality vote in the case of the election of Trustees, or
       (2) when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration or the By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular series or classes.



       Manner of Voting



       Section 3. As determined by the Trustees without the vote or consent of Shareholders (except as required by the 1940 Act), on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such series or class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Unless the Trustees designate otherwise in accordance with the preceding sentence, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.



       Derivative Actions



       Section 4. A Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:



       (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this ARTICLE V, Section 4(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who have a personal financial interest in the transaction at issue;



       (b) Unless a demand is not required under paragraph (a) of this
       ARTICLE V Section 4, Shareholders eligible to bring such derivative action who collectively hold at least 10% of the outstanding Shares of the Trust, or who collectively hold at least 10% of the outstanding Shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and



       (c) Unless a demand is not required under paragraph (a) of this
       ARTICLE V, Section 4, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.



       (d) For purposes of this ARTICLE V, Section 4, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.



    - ARTICLE VI, Section 3 of the Declaration shall be amended in its entirety to read:



       REDEMPTION AT THE OPTION OF THE TRUST. Each Share of any series shall be subject to redemption at the option of the Trust: (i) at any time, if the Trustees determine in their sole discretion that such redemption is in the best interests of the holders of the Shares of the Trust or of any series, or (ii) upon such other conditions with respect to maintenance of Shareholder accounts of a minimum amount as may from time to time be determined by the Trustees. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price for such shares.



    - ARTICLE IX, Section 7 of the Declaration shall be amended in its entirety to read as follows:



       The provisions of this Declaration (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of the Trustees). Any amendment to this Declaration that adversely affects the rights of all Shareholders may be adopted at any time by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to a vote of a majority of the Trustees) when authorized to do so by the of Shareholders holding a majority of all the Shares outstanding and entitled to vote, without regard to series, or if said amendment adversely affects the rights of the Shareholders of less than all of the series, or of less than all of the classes of any series having classes, by the vote of the holders of a majority of all the Shares entitled to vote of each series or class, as the case may be, so affected.



    - A new ARTICLE IX, Section 8 shall be added to the Declaration, which reads as follows:



       The Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets of any one or more series of the Trust, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or may transfer the assets of one series of the Trust to another series of the Trust, in exchange for cash, shares of the transferee or other securities, or to the extent permitted by law then in effect may merge or consolidate the Trust or any series with any other trust or any corporation, partnership, or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by (a) the affirmative vote of not less than two-thirds of the outstanding Shares of each series of the Trust in the case of the reorganization of the Trust, or by the affirmative vote of not less than two-thirds of the outstanding Shares of a particular series in the case of the reorganization of a particular series, provided, however, that if such merger, consolidation or sale is recommended by the Trustees, a majority of the outstanding Shares of each series of the Trust, or a vote of the majority of the outstanding Shares in such series, shall be sufficient, or (b) a vote or written consent of a majority of the Trustees. Shareholders shall not have appraisal rights in connection with any such transaction. Following such transfer, the Trustees shall distribute the cash, shares or other securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various series whose assets have so been transferred) among the Shareholders of such series; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property of any series, or dispose of all or a portion of the Trust Property of any series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the Commonwealth of Massachusetts or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.


REQUIRED VOTE


    Approval of this Proposal for Core requires the affirmative vote of a majority of the Fund's voted shares. Approval of this Proposal for CAT requires the affirmative vote of a majority of the outstanding shares of each Series of the Fund. Approval of this Proposal for all other Funds requires an affirmative vote of a majority of each Fund's outstanding voting securities.



    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 5.


                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PI, who will not receive any compensation therefore from the Funds or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Georgeson Shareholder Communications Inc. by a particular Fund are a function of the number of shareholders in that Fund. All of the cost of the meetings will be borne by the Funds.


                                                         ESTIMATED SOLICITATION
FUND                                                       FEES AND EXPENSES
----                                                     ----------------------
CAT....................................................
  Liquid Assets Fund...................................         $116,000
  National Money Market Fund...........................         $ 55,000
Special Money..........................................         $ 61,000
PILP...................................................         $ 10,000
Core...................................................             None
Global Total Return....................................         $111,000

                             SHAREHOLDER PROPOSALS

    The Funds will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of each Fund not to hold annual meetings of shareholders unless such shareholder action is required.

    Any shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of each Fund, respectively.


/s/ Jonathan D. Shain                          /s/ Maria Master

Jonathan D. Shain                              Maria Master
SECRETARY                                      SECRETARY
Cash Accumulation Trust                        Prudential Global Total Return Fund, Inc.
Prudential Core Investment Fund
Prudential Institutional Liquidity Portfolio,
Inc.
Special Money Market Fund, Inc.



April 29, 2003


   It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT


Exhibit A    Five Percent Shareholder Report

Exhibit B    Board and Committee Information

Exhibit C    Officer Information

Exhibit D    Form of Amended Management Agreement

Exhibit E    Form of PIM Subadvisory Agreement

                                                                       EXHIBIT A

                        FIVE PERCENT SHAREHOLDER REPORT

    As of April 11, 2003, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of the Funds are listed below.


FUND NAME                                               REGISTRATION               SHARES/CLASS     PERCENT
---------                                   ------------------------------------  ---------------   --------
CAT

  Liquid Assets Fund......................                   --                         --             --

  National Money Market Fund..............  Mr. Ronald Zwieg                         15,729,585/A       5.9%
                                            Mr. David Gerdes Co-TTEES
                                            MPLS Retail Meatcutters & Food
                                            Handlers Pension FD/Peregrine
                                            6600 France Avenue S Ste 412
                                            Edina MN 55435

Special Money.............................  Summership & Co                           2,112,771/Z      99.9%
                                            100 Franklin St
                                            Fl 9
                                            Boston MA 22110

                                            Mr. Robert Johnson                        1,279,994/A      46.5%
                                            Mrs Bonnie Johnson CO-TTEES
                                            Johnson Family Trust
                                            UA DTD 12/29/92
                                            98 Glenwood Dr
                                            Greenwich CT 06830

PILP......................................  US Bank National                        113,104,887/I      6.66%
                                            Association A
                                            For DSCA (FSB) ACC
                                            David Morrison
                                            Corp TST Svcs EP-MN-T3DM
                                            180 5th Street E
                                            Saint Paul MN 55101

                                            Johnson & Johnson                       125,000,000/I      7.34%
                                            One Johnson & Johnson Plaza
                                            Room WH3383
                                            New Brunswick NJ 08933

                                            Pru Trust Co Trustee Welfare B          253,429,860/I      14.9%
                                            Trust Unionized EEES Sub Account
                                            30 Scranton Office Park
                                            Scranton PA 18507

FUND NAME                                               REGISTRATION               SHARES/CLASS     PERCENT
---------                                   ------------------------------------  ---------------   --------
Core......................................  Pru Inst'l LP Money Market SE           372,000,273/A      5.92%
                                            Attn: John Dittemer
                                            Two Gateway Center
                                            3rd Floor
                                            Newark NJ, 07102

                                            PRU Ins General Lending               1,197,142,704/A      19.1%
                                            Collat
                                            Attn: John Dittemer
                                            Two Gateway Center
                                            3rd Floor
                                            Newark NJ, 07102

                                            Pru Series Funds                      2,591,638,565/A      41.2%
                                            Attn: John Dittemer
                                            Two Gateway Center
                                            3rd Floor
                                            Newark NJ, 07102

Global Total Return.......................  Ms. Betty J Hewitt                            7,042/C      6.64%
                                            Ms. Gayleen Weller Co-TTEES
                                            Ms. Marion E Hurley
                                            Marion E Hurley Revoc Trust
                                            UA DTD 02/28/90
                                            7299 Flamingo Street
                                            Algonac, MI 48001

                                            Frontier Trust Company                        7,609/C      7.17%
                                            FBO Edmunds & Associates, Inc.
                                            700 17th Street, Suite 300
                                            Denver, CO 80202

                                            Frontier Trust Company                        7,731/C      7.29%
                                            FBO Sonitekd/B/A Sonic & Thermal.
                                            700 17th Street, Suite 300
                                            Denver, CO 80202

                                            Prudential Retirement Services              126,321/Z     19.63%
                                            As Nominee For TTEE Cust 300031
                                            Lansing Bd Of Water And Light
                                            30 Ed Preate Dr.
                                            Scranton, PA 18507

                                                                       EXHIBIT B

                       BOARD AND COMMITTEE INFORMATION(1)


                                                                 GLOBAL
                                                                 TOTAL   SPECIAL
ANNUAL FEE(2)                                  CAT   CORE  PILP  RETURN   MONEY
-------------                                  ----  ----  ----  ------  -------
                                                N/A  N/A   N/A     N/A     N/A
Fee for Attendance at Board Meetings(2)......   N/A  N/A   N/A     N/A     N/A
Fee for Attendance at Committee
  Meetings(2)................................   N/A  N/A   N/A     N/A     N/A
Number of Board Meetings during the Last
  Fiscal Year................................     4    4     4       4       4
Number of Audit Committee Meetings during the
  Last Fiscal Year*..........................     4    4     4       4       4
Number of Nominating Committee Meetings
  during the Last Fiscal Year*...............    --   --    --      --      --
Size of Current Board........................     9    9     9      13       9



* Only Independent Directors/Trustees serve on a Fund's Audit and Nominating Committees.


(1) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.


(2) While Board and Committee members do not receive attendance fees, they do receive compensation for Board and Committee membership. No
    Director/Trustee attended fewer than 75% of the total number of Board and Committee meetings during the last fiscal year of each Fund.


    The charter of each Fund's Audit Committee provides the following:

    The responsibilities of the Audit Committee of each Fund are to assist the Board of Directors/Trustees in overseeing the Fund's independent public accountants, accounting policies and procedures, and other areas relating to each Fund's auditing processes. The function of the Audit Committee and the Board of Directors is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Directors and the Audit Committee.

    The Committee will assist the Board of Directors by:

    - Advising the Board of Directors with respect to the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

    - Reviewing the independent public accountants' compensation and the proposed terms of their engagement.

    - Monitoring the independence of the independent public accountants.

    - Recommending to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer.

    - Recommending to the Board of Directors, when the Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

    - Reviewing the arrangements for and scope of the audit of annual financial statements.

    - Reviewing annual financial statements.

    - Reviewing, as appropriate and in consultation with the independent public accountants, accounting policies and procedures applicable to the Fund as well as any management responses to comments relating to those policies and procedures.

    - Reviewing the independent public accountants' opinions.

    - Considering, in consultation with the independent public accountants, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

    - Investigating, when the Committee deems it necessary, potential improprieties or improprieties in Fund operations.

    - Meeting, as appropriate, with management of the Fund (outside the presence of the independent public accountants) and with the independent public accountants of the Fund (outside the presence of management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions.

    - Reporting the Committee's activities on a regular basis to the Board of Directors and making such recommendations as the Committee deems appropriate.

    - Annually reviewing and, as appropriate, implementing changes to its Charter.

    In fulfilling the functions outlined above, the Audit Committee will be entitled to rely on (1) the integrity of those persons and organizations within and outside each Fund from whom it receives information and (2) the accuracy of financial and other information that these persons and organizations provide to the Committee. "Management" means the Fund's Manager, acting through its officers and employees, not the Fund's officers as such.

                                                                       EXHIBIT C

                              OFFICER INFORMATION


                                                           OFFICER SINCE
                                                  --------------------------------
NAME, AGE, PRINCIPAL                                                GLOBAL
BUSINESS OCCUPATION FOR THE                                         TOTAL  SPECIAL
PAST FIVE YEARS                        OFFICE      CAT  CORE  PILP  RETURN  MONEY
---------------------------         ------------- ----- ----- ----- ------ -------
Judy A. Rice (55)                   President     2000  2000  2000   2000    2000
President, Chief Executive
Officer, Chief Operating Officer
and Officer-In-Charge (since 2003)
of PI; formerly various positions
to Senior Vice President
(1992-1999) of PSI; and various
positions to Managing Director
(1975-1992) of Salomon Smith
Barney; Member of Board of
Governors of the Money Management
Institute.

Robert F. Gunia (56)                Vice          1997  1999  1996   1996    1996
Executive Vice President and Chief  President
Administrative Officer (since June
1999) of PI; Executive Vice
President and Treasurer (since
January 1996) of PI; President
(since April 1999) of PIMS;
Corporate Vice President (since
September 1997) of The Prudential
Insurance Company of America;
formerly Senior Vice President
(March 1987-May 1999) of PSI;
formerly Chief Administrative
Officer (July 1989-September
1996), Director (January
1989-September 1996) and Executive
Vice President, Treasurer and
Chief Financial Officer (June
1987-December 1996) of Prudential
Mutual Fund Management, Inc.
(PMF); Vice President and Director
(since May 1989) and Treasurer
(since 1999) of The Asia Pacific
Fund, Inc.

Grace C. Torres (43)                Treasurer &   1997  1999  1997   1997    1997
Senior Vice President (since        Principal
January 2000) of PI; formerly       Financial and
First Vice President (December      Accounting
1996-January 2000) of PI and First  Officer
Vice President (March 1993-1999)
of PSI.

Jonathan D. Shain (44)              Secretary     2001  2001  2001    N/A    2001
Vice President and Corporate
Counsel (since August 1998) of
Prudential; formerly Attorney with
Fleet Bank, N.A. (January
1997-July 1998) and Associate
Counsel (August 1994-January 1997)
of New York Life Insurance
Company.

Maria Master (32)                   Secretary      N/A   N/A   N/A   2002     N/A
Vice President and Corporate
Counsel (since August 2001) of
Prudential; formerly
Financial/Economic Analyst with
the Federal Reserve Bank of New
York (April 1999-July 2001),
Associate Attorney of Swidler
Berlin Shereff Friedman, LLP
(March 1997-April 1999) and
Associate Attorney of Riker,
Danzing, Scherer, Hyland &
Perretti LLP (August 1995-March
1997).

Marguerite E.H. Morrison (46)       Assistant     2002  2002  2002   2002    2002
Vice President and Chief Legal      Secretary
Officer-Mutual Funds and Unit
Investment Trusts (since August
2000) of Prudential; Senior Vice
President and Assistant Secretary
(since February 2001) of PI; Vice
President and Assistant Secretary
of PIMS (since October 2001),
previously Vice President and
Associate General Counsel
(December 1996-February 2001) of
PI and Vice President and
Associate General Counsel
(September 1987-September 1996) of
PSI.

Maryanne Ryan (38)                  Anti-Money    2002  2002  2002   2002    2002
Vice President, Prudential (since   Laundering
November 1998), First Vice          Compliance
President of PSI (March 1997-May    Officer
1998).

                                                                       EXHIBIT D

                                                  FUND

                              MANAGEMENT AGREEMENT

    Agreement made the    day of          , 2003 between
Fund (the Fund), a [Delaware statutory trust][Massachusetts business trust][Maryland corporation], and Prudential Investments LLC, a New York limited liability company (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and one or more of its series (individually and collectively with the Fund, referred to herein as the Fund) and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:

    1. The Fund hereby appoints the Manager to act as manager of the Fund and each series thereof, if any (each, a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of [Directors][Trustees] of the Fund, the Manager is authorized to enter into a subadvisory agreement with Prudential Investment Management, Inc., Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of [Directors][Trustees] of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund, and if the Fund has more than one Subadviser, the Manager is authorized to allocate the Fund's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to the Fund, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser; (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and
    (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process, and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

    2. Subject to the supervision of the Board of [Directors][Trustees], the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

        (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the [Declaration of Trust][Articles of Incorporation] of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of [Trustees][Directors], and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.


        (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's registration statement or as the Board of [Trustees][Directors] may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party, the size and difficulty in executing an order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Manager or Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.


        On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

        (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

        (h) The Manager shall make reasonably available its employees and officers for consultation with any of the [Trustees][Directors] or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) [Declaration of Trust][Articles of Incorporation];

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of [Trustees][Directors] of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of [beneficial interest][common stock], and all amendments thereto; and

        (e) Prospectus and Statement of Additional Information of the Fund.

    4. The Manager shall authorize and permit any of its officers and employees who may be elected as [Trustees][Directors] or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records that it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of [Directors] [Trustees] who are not affiliated persons of the Manager or any Subadviser,

        (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

        (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement.

    The Fund assumes and will pay the expenses described below:

        (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

        (b) the fees and expenses of [Trustees][Directors] who are not "interested persons" of the Fund within the meaning of the 1940 Act,

        (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
    (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of [Trustees][Directors], and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

        (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

        (e) the charges and expenses of legal counsel and independent accountants for the Fund,

        (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

        (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

        (h) the fees of any trade associations of which the Fund may be a member,

        (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

        (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

        (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and [Trustees'][Directors'] meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

        (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

        (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

    7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to the Manager monthly. The Fund shall not pay any fee or other compensation to the Manager for the services provided and the expenses assumed pursuant to this Agreement.

    8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
    Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    The Fund shall indemnify the Manager and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlements) incurred by the Manager in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Manager against or entitle or be deemed to entitle the Manager to indemnification in respect of any liability to the Fund or its security holders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of its reckless disregard of their duties and obligations under this Agreement.

    9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of [Trustees][Directors] of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a [Trustee][Director], officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    11. Except as otherwise provided herein or authorized by the Board of [Trustees][Directors] of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or
    (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    16.  The Fund may use the name "                    Fund" or any name
    including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name
    "                    Fund" or any name including the word "Prudential" if
    the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.


    [17. Notice is hereby given that this instrument is not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Fund.] [A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts.]


    18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year above written.

                                                     FUND

                                                     By:  /s/
                                                          --------------------------------------------

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:  /s/
                                                          --------------------------------------------

                                   SCHEDULE A

Schedule dated           , 2003

                                                                       EXHIBIT E

                                                FUND
                             SUBADVISORY AGREEMENT

    Agreement made as of this       day of         , 2003 between Prudential
Investments LLC (PI or the Manager), a New York limited liability company and (or the Subadviser),

    WHEREAS, the Manager has entered into a Management Agreement (the Management
Agreement) dated             , with                Fund, a [Delaware statutory
trust][Massachusetts business trust][Maryland corporation] (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of [Directors][Trustees] of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the [Declaration of Trust][Articles of Incorporation], By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of [Directors][Trustees] of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.


               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of [Directors][Trustees] may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.


               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of [Directors] [Trustees] such periodic and special reports as the [Trustees][Directors] may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the [Trustees][Directors] or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

               (vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rules 17a-10 and 10f-3 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

        The Subadviser further acknowledges that it shall not consult with any other subadviser of the Fund that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Fund's portfolio or any other transaction of Fund assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Fund's portfolio as determined by the Manager.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as [Trustees][Directors] or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

        (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

        (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of [Trustees][Directors] of the Fund that affect the duties of the Subadviser).

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the

    Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of [Trustees][Directors] of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

    Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary;
    (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at
                   .

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a [Trustee][Director], officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:  /s/
                                                          --------------------------------------------
                                                          Name:
                                                          Title:

                                                     By:  /s/
                                                          --------------------------------------------
                                                          Name:
                                                          Title:

                                   SCHEDULE A

                                                FUND

    As compensation for services provided by, Prudential Investments LLC will pay a fee equal, on an annualized basis, to the following:

Dated as of           , 2003.

--------------------------------------------------------------------------------

                            PRUDENTIAL [      ] FUND

                              GATEWAY CENTER THREE
                                NEWARK, NJ 07102


                                     PROXY

                        SPECIAL MEETING OF SHAREHOLDERS
                           JULY 2, 2003, 11:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF DIRECTORS. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on April 11, 2003 at the Meeting to be held on July 2, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THE PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2, 3, 4, AND 5 IF YOU DO NOT SPECIFY OTHERWISE, PLEASE REFER TO THE PROXY STATEMENT DATE _____________ FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. _______________ Fund

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE PROPOSALS.

     VOTE ON DIRECTORS.

     1)   To elect ten Directors.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR
  ALL     ALL      EXCEPT     ALL EXCEPT" AND WRITE NOMINEES NUMBER
                              ON THE LINE BELOW.
  / /     / /       / /
                              ___________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSALS

     2)   To Approve a Proposal to Permit the        / /     / /       / /
          Manager to Enter Into, or Make Material
          Changes to, Subadvisory Agreements
          Without Shareholder Approval.

     3)   To Permit an Amendment to the Management   / /     / /       / /
          Contract Between PI and Each Fund.

     4)   To Approve Changes to Fundamental          / /     / /       / /
          Investment Restrictions and Policies,
          relating to:

          a.   fund diversification;                 / /     / /       / /

          b.   issuing Senior Securities,
               borrowing money or pledging assets;   / /     / /       / /

          c.   buying and selling real estate;       / /     / /       / /

          d.   buying and selling commodities and    / /     / /       / /
               commodity contracts;

          e.   fund concentration;                   / /     / /       / /

          f.   making loans                          / /     / /       / /

          g.   other investment restrictions,        / /     / /       / /
               including investing in securities
               of other investment companies.

     5)   To Approve Amendments to Each Fund's       / /     / /       / /
          Articles of Incorporation or Declaration of Trust.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE